SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

CORINTHIAN COLLEGES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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October 15, 2003

Dear Fellow Stockholder:

      On behalf of the Board of Directors, you are cordially invited to attend the 2003 Annual Meeting of Stockholders of Corinthian Colleges, Inc. to be held at the DoubleTree Club Hotel, California Ballroom, 7 Hutton Centre Drive, Santa Ana, California 92707, on November 20, 2003 at 10:00 a.m., local time. The formal notice of the Annual Meeting appears on the following page. The attached Notice of Annual Meeting and Proxy Statement describe the matters that we expect to be acted upon at the Annual Meeting.

      During the Annual Meeting, stockholders will view a presentation by Corinthian’s senior management and have the opportunity to ask questions. Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Regardless of the number of shares you own, please sign and date the enclosed proxy card and promptly return it to us in the enclosed postage paid envelope. If you sign and return your proxy card without specifying your choices, your shares will be voted in accordance with the recommendations of the Board of Directors contained in the Proxy Statement.

      We look forward to seeing you on November 20, 2003 and urge you to return your proxy card as soon as possible.

Sincerely,

David G. Moore
Chairman of the Board
and Chief Executive Officer

CORINTHIAN COLLEGES, INC.

6 Hutton Centre Drive, Suite 400
Santa Ana, CA 92707-5765
(714) 427-3000

Notice of Annual Meeting of Stockholders

to be held on November 20, 2003

TO THE STOCKHOLDERS OF CORINTHIAN COLLEGES, INC.:

       The Annual Meeting of Stockholders of Corinthian Colleges, Inc. (the “Company”) will be held at 10:00 a.m., California time, on November 20, 2003, at the DoubleTree Club Hotel, California Ballroom, 7 Hutton Centre Drive, Santa Ana, California 92707, for the following purposes:

1. To vote for the election of Paul R. St. Pierre and Linda Arey Skladany to the Company’s Board of Directors for a three-year term expiring at the Annual Meeting of Stockholders in 2006;

2. To approve the proposed amendment and restatement of the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.0001 per share (the “Common Stock”) to a total of 120,000,000 authorized shares;

3. To approve the Corinthian Colleges, Inc. 2003 Performance Award Plan (the “2003 Plan”), which authorizes the issuance by the Company of up to 2,700,000 shares of the Company’s Common Stock pursuant to such plan. If the 2003 Plan is approved by stockholders, the Company’s ability to grant new awards under the 1998 Performance Award Plan will be terminated in accordance with a resolution passed by the Board of Directors;

4. To ratify the appointment by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company’s independent auditors for its fiscal year ending June 30, 2004; and

5. To transact such other business as may properly come before the meeting or any adjournments thereof.

      The Board of Directors has fixed the close of business on October 1, 2003 as the record date for determining stockholders entitled to notice of, and to vote at, the meeting.

By order of the Board of Directors,

David G. Moore
Chairman of the Board
and Chief Executive Officer

Santa Ana, California

October 15, 2003

ALL STOCKHOLDERS ARE URGED TO ATTEND THE MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE FURNISHED FOR THAT PURPOSE.

PROXY STATEMENT

      The accompanying proxy is solicited by the Board of Directors of Corinthian Colleges, Inc., a Delaware corporation (the “Company” or “Corinthian”), for use at the Annual Meeting of Stockholders to be held at 10:00 a.m., California time, on November 20, 2003, at the DoubleTree Club Hotel, California Ballroom, 7 Hutton Centre Drive, Santa Ana, California 92707, and any adjournments thereof. This Proxy Statement and accompanying form of proxy were first sent to stockholders on or about October 15, 2003.

      All share numbers and share prices provided in this Proxy Statement have been adjusted to reflect the two-for-one stock splits of the shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), effected in the form of stock dividends in December 2000 and May 2002.

Record Date and Outstanding Shares

      The Board of Directors has fixed the close of business on October 1, 2003, as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. As of the Record Date, Corinthian had outstanding 44,087,878 shares of Common Stock. Each of the outstanding shares of Common Stock is entitled to one vote on all matters to come before the Annual Meeting.

Voting of Proxies

      Dennis N. Beal and Dennis L. Devereux, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Directors to serve in such capacity. Messrs. Beal and Devereux are both executive officers of Corinthian. Each executed and returned proxy will be voted in accordance with the directions indicated thereon, or if no direction is indicated, such proxy will be voted in accordance with the recommendations of the Board of Directors contained in this Proxy Statement. Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt by the Secretary of Corinthian of either (i) an instrument revoking the proxy or (ii) a duly executed proxy bearing a later date. Additionally, a stockholder may change or revoke a previously executed proxy by voting in person at the Annual Meeting.

Required Vote

      Directors. A plurality of the shares of Common Stock voted in person or by proxy is required to elect the nominees for directors. A plurality means that the two nominees receiving the largest number of votes cast will be elected. Stockholders will not be allowed to cumulate their votes in the election of directors.

      Amendment and Restatement of Certificate of Incorporation. The affirmative vote of a majority of the shares of Common Stock outstanding is required to approve the amendment and restatement of the Company’s certificate of incorporation. A properly executed proxy marked “Abstain” with respect to the approval of the amendment and restatement of the Company’s certificate of incorporation will not be voted, although it will be counted for purposes of determining whether a quorum is present. Accordingly, an abstention will have the same effect as a vote against this proposal.

      2003 Performance Award Plan. The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy is required to approve the Company’s 2003 Performance Award Plan. A properly executed proxy marked “Abstain” with respect to the approval of the Company’s 2003 Performance Award Plan will not be voted, although it will be counted for purposes of determining whether a quorum is present. Accordingly, an abstention will have the same effect as a vote against this proposal.

      Ratification of Auditors. The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy is required to ratify the appointment by the Audit Committee of the Board of Directors of Ernst & Young LLP as Corinthian’s independent auditors. A properly executed proxy marked “Abstain” with respect to the proposal to ratify Ernst & Young LLP as the Company’s independent auditor will not be voted, although it will be counted for purposes of determining whether a quorum is present. Accordingly, an abstention will have the same effect as a vote against this proposal.

Voting by Street Name Holders

      If you are the beneficial owner of shares held in “street name” by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, the broker will nevertheless be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items (in which case, the shares will be treated as “broker non-votes”).

Quorum and Broker Non-Votes

      The required quorum for transaction of business at the Annual Meeting will be a majority of the shares entitled to vote that are issued and outstanding as of the Record Date. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter as to which the broker has indicated that it does not have discretionary voting authority, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

Summary Annual Report to Stockholders

      Corinthian’s Annual Report for the fiscal year ended June 30, 2003 contains financial and other information pertaining to Corinthian and is being furnished to stockholders simultaneously with this Proxy Statement.

PROPOSAL 1

ELECTION OF DIRECTORS

      Corinthian’s Board of Directors currently consists of six directors. Article V of Corinthian’s Certificate of Incorporation provides that the Board of Directors shall be classified with respect to the terms for which its members shall hold office by dividing the members into three classes. At the Annual Meeting, two Class II directors will be elected, each for a term of three years expiring at Corinthian’s Annual Meeting of Stockholders in 2006. Both of the nominees, Paul R. St. Pierre and Linda Arey Skladany, are presently serving as directors of Corinthian. The Board of Directors recommends that the stockholders vote in favor of the election of the nominees named in this Proxy Statement to serve as directors of Corinthian. See “Nominees” below. The four remaining directors whose terms of office do not expire in 2003 will continue to serve after the Annual Meeting until such time as their respective terms of office expire or their successors are duly elected and qualified. See “Other Directors” below. If at the time of the Annual Meeting any of the nominees should be unable or decline to serve, the persons named as proxies on the proxy card will vote for such substitute nominee or nominees as the Board of Directors recommends, or vote to allow the vacancy created thereby to remain open until filled by the Board of Directors, as the Board of Directors recommends. The Board of Directors has no reason to believe that any nominee will be unable or decline to serve as a director if elected.

Nominees

      The names of the nominees for the office of director and certain information concerning such nominees are set forth below:

      Paul R. St. Pierre, age 58, is one of the founders of Corinthian, and, until his retirement as an executive officer of the Company on June 30, 2003, served as Corinthian’s Executive Vice President, Marketing & Admissions. Mr. St. Pierre has been a member of the Board of Directors since the Company’s inception in July 1995, and was elected Vice Chairman of the Board of Directors in January 2003. Prior to the Company’s founding in 1995, he was employed by a subsidiary of National Education Corporation (“NEC”) from 1991 to 1995. His first assignment at NEC was as School President for its San Bernardino, California campus. Subsequently, he held corporate assignments as Director of Special Projects, Vice President of Operations for the Learning Institutes Group (the largest colleges owned by NEC) and as Vice President, Marketing & Admissions for NEC. From 1986 to 1991, Mr. St. Pierre was employed by Allied Education Corporation, initially as School Director, but the majority of the period as Regional Operations Manager. He was employed as School Director at Watterson College in 1985. From 1982 to 1985, Mr. St. Pierre was Executive Vice President and Partner for University Consulting Associates, principally responsible for the marketing and sales of education services, on a contract basis, to institutions of higher education. He was previously employed, from 1980 to 1982, as Division Manager for the Institute for Professional Development, a division of Apollo Group. Mr. St. Pierre received a Bachelor of Arts in Philosophy from Stonehill College, a Master of Arts in Philosophy from Villanova University and is a Ph.D. candidate in Philosophy at Marquette University.

      Linda Arey Skladany, Esq., age 58, became a member of the Board of Directors effective upon the completion of Corinthian’s initial public offering in February 1999. She is a member of the Audit and Compensation Committees of the Board. Ms. Skladany retired in April 2003 from her position as Senior Associate Commissioner, the Office of External Relations at the United States Food and Drug Administration, a position she had held since June 2002. Prior to that time, she was Vice President for Congressional Relations at Parry, Romani, DeConcini & Symms, a Washington D.C. lobbying firm, from 1995 to June 2002. Ms. Skladany joined the Reagan administration in 1981 as Special Assistant, first to the Secretary of Education and then later to the United States Attorney General, before joining the United States Department of Transportation as Director of the Executive Secretariat under Secretary Elizabeth Dole. In 1985, Ms. Skladany joined President Reagan’s White House staff as Special Assistant to the President and Deputy Director of the White House Office of Public Liaison. In 1988, President Reagan appointed Ms. Skladany to the Advisory Committee for Trade Negotiation. She was later appointed by Presidents Reagan and Bush, respectively, to the positions of Commissioner and Acting Chair of the Occupational Safety

and Health Review Commission. From 1990 to 1995, Ms. Skladany was a legislative attorney and of counsel with the law firm of Holland and Hart. From 1993 to 1995, she also served as Executive Director of the Foundation for Environmental and Economic Progress. In 1994, Governor George Allen of Virginia appointed her to a four-year term on the Board of Visitors of the College of William and Mary. Ms. Skladany earned a Bachelor of Arts in Education from the College of William and Mary, a Master of Arts in Education from Wake Forest University and a Juris Doctorate from the University of Richmond Law School. She has been admitted to the bar in Virginia and the District of Columbia.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR ALL OF THE NOMINEES FOR ELECTION AS CLASS II DIRECTORS.

Other Directors

      The following persons will continue to serve as directors of Corinthian after the Annual Meeting until their terms of office expire (as indicated below) or until their successors are elected and qualified.

      Loyal Wilson, age 55, has served as a member of the Board of Directors since Corinthian’s inception in July 1995. He is a member of the Audit and Compensation Committees of the Board. Mr. Wilson is a Class I director whose term of office will expire at the annual meeting of the Company’s stockholders in November 2005. He has been a Managing General Partner of Primus Venture Partners since 1983 and a Managing Director of Primus Venture Partners, Inc. since 1993. In those capacities, Mr. Wilson has overseen investments by various venture funds controlled by those entities in numerous private companies. From 1975 to 1983, Mr. Wilson was employed by First Chicago Corporation. He is also a Director of STERIS Corporation and was formerly a Director of DeVry, Inc. He received a Bachelor of Arts in Economics from the University of North Carolina and a Masters in Business Administration from Indiana University.

      Michael P. Berry, age 55, has served as a member of the Board of Directors since August 2002. He is also a member of both the Audit and Compensation Committees of the Board. Mr. Berry is a Class I director whose term of office will expire at the annual meeting of the Company’s stockholders in November 2005. Mr. Berry currently serves as the President and Chief Operating Officer of Back Bay Restaurant Group, Inc., a position he has held since September 2003. Prior to his current position, Mr. Berry served as President and Chief Operating Officer of the restaurant division of The Cheesecake Factory Incorporated from May 2002 to September 2003. Before joining The Cheesecake Factory, Mr. Berry served as President of Barnes and Noble Booksellers from February 2001 to May 2002. Previously, Mr. Berry was Senior Vice President of Operations for The Disneyland Resort and Downtown Disney from January 1998 to February 2001 and Vice President of Food Operations and Concept Development from April 1996 to January 1998. Before joining Disney, Mr. Berry held senior positions at Harvard University, the University of California at Irvine and the University of California at Los Angeles. Mr. Berry received a Bachelor of Arts from the University of New Hampshire.

      David G. Moore, age 65, is one of the founders of Corinthian and has served as Chief Executive Officer, as well as a member of the Board of Directors, since the Company’s inception in July 1995. In August of 2001, Mr. Moore was elected Chairman of the Board. In addition, he served as the Company’s President from its inception until October 2002. Mr. Moore is a Class III director whose term of office will expire at the annual meeting of the Company’s stockholders in November 2004. Immediately prior to forming the Company, he was President of a subsidiary of NEC. From 1992 to 1994, Mr. Moore served as President of DeVry Institute of Technology in Los Angeles, where he developed DeVry’s West Coast growth strategy. From 1980 to 1992 he was employed by Mott Community College in Flint, Michigan, where he was President from 1984 to 1992. From 1960 to 1980 Mr. Moore served a distinguished career in the U.S. Army, retiring at the rank of Colonel. Mr. Moore received a Bachelor of Arts in Political Science from Seattle University and Master of Business Administration from the University of Puget Sound. He has also completed the Management of Higher Education Program at Harvard University, post graduate studies in Higher Education Management at the University of Michigan and graduate study and research in Computer Science at Kansas State University.

      Jack D. Massimino, age 54, became a member of the Board of Directors effective upon the completion of Corinthian’s initial public offering in February 1999. He is a member of the Audit and Compensation Committees of the Board. Mr. Massimino is a Class III director whose term of office will expire at the annual meeting of the Company’s stockholders in November 2004. Mr. Massimino is retired and manages his personal investment portfolio. He was President and Chief Executive Officer of Talbert Medical Management Corporation, a publicly traded physician practice management company from 1995 through late 1997. Prior to his association with Talbert, Mr. Massimino was Executive Vice President and Chief Operations Officer of FHP International Corporation, a multi-state, publicly traded HMO, with revenues of approximately $4 billion at the time of his service. He also served in other executive positions after joining FHP in 1988, including Senior Vice President and Vice President, Corporate Development. Prior to such time, Mr. Massimino held other executive positions in the healthcare field starting in the mid-1970’s. He received a Bachelor of Arts in Psychology from California Western University and earned a Master’s Degree in Management from the American Graduate School for International Management. Mr. Massimino has served on several boards, including Talbert Medical Management Corporation, FHP, Inc., Texas Health Plans, Great States Insurance Company, Art Institute of Southern California, Thunderbird World Business Advisory Council and the Orange County Business Committee for the Arts.

Director Compensation

      Each non-employee director is paid an annual fee of $18,000 for his or her services as a director, $1,000 for each Board of Directors meeting attended and $500 for each Board Committee meeting attended. All non-employee directors are reimbursed for their reasonable out-of-pocket expenses incurred in attending Board of Directors meetings and Committee meetings. Also, upon first being appointed or elected to the Board of Directors, each non-employee director has received, and each new non-employee director will receive in the future, a stock option grant to purchase 12,000 shares of Common Stock at the then-current market price. These stock options vest at the rate of 50% on each of the first and second anniversaries of the grant date.

      In addition, immediately following each annual meeting of stockholders, each non-employee director has automatically received a stock option grant to purchase 10,000 shares of Common Stock. These automatic annual grants to non-employee directors of options to purchase 10,000 shares of Common Stock will continue into the future if the 2003 Plan is approved by stockholders. Starting in August 2003, the automatic annual grants to non-employee directors were made at the same time as the annual grants to executive officers and employees of the Company, and the timing of such automatic grants to non-employee directors in future years is currently expected to coincide with the annual grants to executive officers and employees of the Company. Each of these options are granted at the then-current market price and all such options become 100% vested on the first anniversary of the grant date.

Attendance At Meetings

      The Board of Directors met in person or conducted telephonic meetings a total of seven times during fiscal year 2003. During that same period, the Board has acted six times by unanimous written consent. Each director has attended at least 75% of all Board meetings and applicable Committee meetings held during the fiscal year.

Committees of the Board of Directors

      The Board of Directors has established an Audit Committee and a Compensation Committee, each comprised entirely of directors who are not officers of Corinthian. The Board of Directors has no nominating committee; selection of nominees for the Board is made by the entire Board of Directors.

      The Audit Committee is composed of Mr. Massimino, Mr. Wilson, Ms. Skladany and Mr. Berry. The Audit Committee operates under a written charter adopted by our Board of Directors, a copy of which is attached hereto as Appendix A. The Audit Committee is responsible for reviewing the internal accounting procedures of the Company and the results and scope of the audit and other services provided by the

Company’s independent auditors, consulting with the Company’s independent auditors and retaining the Company’s independent auditors. The Audit Committee met five times during the fiscal year ended June 30, 2003. Each member of the Audit Committee attended these meetings.

      The Compensation Committee is composed of Mr. Wilson, Mr. Massimino, Ms. Skladany and Mr. Berry. The Compensation Committee has the authority to supervise all of the matters related to the compensation of executive officers of the Company, including determining policies and practices, changes in compensation and benefits for management, determination of employee benefits and all other matters relating to employee compensation, including matters relating to the administration of the Company’s 1998 Performance Award Plan, as amended, and the administration of the Company’s 2003 Performance Award Plan upon its approval. Additionally, the Compensation Committee has authority to administer the Company’s Employee Stock Purchase Plan. The Compensation Committee met four times during the fiscal year ended June 30, 2003. Each member of the Compensation Committee attended these meetings.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16 of the Securities Exchange Act of 1934, as amended, requires Corinthian’s officers (as defined under Section 16), directors and persons who beneficially own greater than 10% of a registered class of Corinthian’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”). Based solely on a review of the forms it has received, Corinthian believes that during fiscal 2003 all Section 16 filing requirements applicable to its officers, directors and 10% beneficial owners were complied with by such persons, except that the Company failed to file Forms 4 on behalf of each non-employee director (Messrs. Wilson, Massimino and Berry and Ms. Skladany) within 2 days of the date of their automatic annual stock option grant in November 2002 as required by SEC Release No. 34-46421, adopted on August 29, 2002.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

      The following table provides information concerning the annual and long-term compensation for services in all capacities to Corinthian for the fiscal years ended June 30, 2003, June 30, 2002 and June 30, 2001 for our chief executive officer and our next four most highly compensated executive officers (collectively, the “Named Executive Officers”).

						Long-Term
		Annual Compensation				Compensation

						Securities	All Other
	Fiscal	Salary	Bonus		Other Annual	Underlying	Compensation
Name and Principal Position	Year	($)	($)		Compensation($)	Options(#)(5)	($)(6)

David G. Moore	2003	450,000	657,000		*	75,000	9,253
Chairman and Chief	2002	375,000	457,500		*	150,000	6,342
Executive Officer	2001	300,000	350,000	(3)	*	200,000	7,826

Anthony F. Digiovanni(1)	2003	233,330	457,388		*	75,000	-0-
President and Chief Operating Officer

Paul R. St. Pierre(2)	2003	372,000	543,120		*	75,000	67,643
Executive Vice President,	2002	310,000	378,200		*	150,000	5,955
Marketing and Admissions	2001	240,256	290,000	(3)	*	200,000	7,462

Dennis L. Devereux	2003	351,500	513,190		*	75,000	7,927
Executive Vice President,	2002	250,000	305,000		*	150,000	5,718
Administrative Services	2001	220,000	270,000	(3)	*	200,000	7,513

Dennis N. Beal	2003	270,000	394,200		*	75,000	-0-
Executive Vice President and	2002	225,000	274,500		*	150,000	-0-
Chief Financial Officer	2001	200,000	275,000	(3)	93,337 (4)	200,000	-0-

*	Does not exceed reporting thresholds for perquisites and other personal benefits as set by the Securities and Exchange Commission.

(1)	Mr. Digiovanni was hired as the Company’s President and Chief Operating Officer effective as of October 29, 2002.

(2)	Mr. St. Pierre retired as Executive Vice President, Marketing and Admissions, of the Company effective as of June 30, 2003. Mr. St. Pierre retains his position as Vice Chairman of the Board of Directors.

(3)	Includes a special, one-time bonus paid after completion of the Company’s secondary public offering in October 2000 in the approximate amounts of $50,000 for Mr. Moore, $50,000 for Mr. St. Pierre, $50,000 for Mr. Devereux and $75,000 for Mr. Beal.

(4)	Includes $81,117 paid for temporary living costs, relocation expenses and to offset taxes associated with relocation reimbursement.

(5)	All option amounts have been adjusted to reflect the Company’s 2-for-1 stock splits effected in the form of stock dividends in December 2000 and May 2002.

(6)	Consists of the Company’s matching contribution to the employees’ 401(k) Plan, plus, in the case of Mr. St. Pierre, includes the payment of $57,231 for accrued but unused vacation at the time of his retirement on June 30, 2003. The 401(k) matching benefit is provided to all eligible Company employees on a 100% matching basis up to 2% of each employee’s annual salary and on a 50% matching basis up to the next 4% of each employee’s annual salary.

OPTION GRANTS DURING FISCAL YEAR 2003

      The following table sets forth information regarding options to purchase Common Stock granted during the year ended June 30, 2003 to each of the Named Executive Officers. The Company does not have any outstanding stock appreciation rights.

					Potential Realizable
		% of Total			Value at Assumed
	Number of	Options			Annual Rates of Stock
	Securities	Granted to	Exercise or		Price Appreciation for
	Underlying	Employees in	Base Price		Option Term(2)
	Options	Fiscal	per	Expiration
Name	Granted(#)(1)	Year(%)	Share($/SH)	Date	5%	10%

David G. Moore	75,000	6.24	32.02	8/27/12	1,510,290	3,827,372
Anthony F. Digiovanni	75,000	6.24	34.20	10/29/12	1,613,114	4,087,949
Paul R. St. Pierre	75,000	6.24	32.02	8/27/12	1,510,290	3,827,372
Dennis L. Devereux	75,000	6.24	32.02	8/27/12	1,510,290	3,827,372
Dennis N. Beal	75,000	6.24	32.02	8/27/12	1,510,290	3,827,372

(1)	Each option vests 25% per year on each of the first four anniversaries of the grant date and expires on the tenth anniversary of the grant date.

(2)	The potential realizable values are based on an assumption that the stock price of the Common Stock will appreciate at the annual rate shown (compounded annually) from the date of grant until the end of the option term. These values do not take into account amounts required to be paid as income taxes under the Internal Revenue Code and any applicable state laws or option provisions providing for termination of an option following termination of employment, non-transferability or vesting. These amounts are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect an estimate of future stock price growth of the shares of the Common Stock.

OPTION EXERCISES IN FISCAL 2003 AND FISCAL YEAR END OPTION VALUES

      The following table contains information regarding options exercised by the Named Executive Officers and their unexercised options as of June 30, 2003.

			Number of Shares	Value of Unexercised
			Underlying Unexercised	in-the-Money
	Shares		Options as of	Options as of
	Acquired on	Value	June 30, 2003(#)(1)	June 30, 2003($)(3)
Name	Exercise(#)(1)	Realized($)(2)	Exercisable/Unexercisable	Exercisable/Unexercisable

David G. Moore	-0-	-0-	241,772/307,500	9,344,149/9,472,112
Anthony F. Digiovanni	-0-	-0-	0/75,000	0/1,058,250
Paul R. St. Pierre	-0-	-0-	241,772/307,500	9,344,149/9,472,112
Dennis L. Devereux	-0-	-0-	241,772/307,500	9,344,149/9,472,112
Dennis N. Beal	87,500	2,024,987	20,000/307,500	866,200/9,452,112

(1)	All share amounts have been adjusted to reflect the Company’s stock splits in December 2000 and May 2001.

(2)	Value realized represents the difference between the market value on the date the shares were acquired and the exercise price for the shares.

(3)	Based on the closing sale price of the Common Stock on June 30, 2003 ($48.31), the last trading day of the Company’s fiscal year on the NASDAQ National Market, less the option exercise price.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Compensation Committee members are Loyal Wilson, Jack D. Massimino, Michael P. Berry and Linda Arey Skladany. None of such persons is or has ever been an officer or employee of the Company or any of its subsidiaries. No executive officer of the Company served as a member of the Compensation Committee or board of directors of any entity that employs any member of the Compensation Committee of the Company.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

      The Compensation Committee of the Board of Directors is composed entirely of non-employee directors and establishes Corinthian’s compensation strategy and policies and determines the nature and amount of all compensation for Corinthian’s executive officers, including the Named Executive Officers. The objectives of the Board of Directors in determining the levels and components of executive compensation are to (i) attract, motivate and retain talented and dedicated executive officers, (ii) provide executive officers with both cash and equity incentives to further the interests of Corinthian and its stockholders, and (iii) compensate executive officers at levels comparable to those of executive officers at other comparable companies.

      Generally, the compensation of all executive officers is composed of:

•	a base salary,

•	perquisites,

•	bonuses, and

•	periodic stock option grants.

      The Compensation Committee believes that these components offer the executive officers competitive compensation, while aligning their interests with those of the Company’s stockholders. Through the use of stock options and annual bonuses, the executive officers are rewarded for their improvement of the Company’s performance.

      Base Salaries. In determining the base salaries of the Named Executive Officers in fiscal 2003, the Board of Directors considered the performance of each executive in past years, the nature of the executive’s responsibilities, the salary levels of executives at comparable publicly held companies and Corinthian’s general compensation practices.

      Bonuses. Bonuses for each Named Executive Officer are directly tied to achievement of specified goals by the Company and are paid as a percentage of the officer’s base salary as of the end of the fiscal year. The performance objectives in fiscal 2003 for the Named Executive Officers were based solely on the Company’s revenue growth and net income growth for fiscal 2003, compared to the prior year. All such bonus criteria were established at a time when the Company’s actual performance in relation to the target remained uncertain (as defined in Section 162(m) of the Internal Revenue Code). The Compensation Committee may in the future impose, in its discretion, additional conditions or terms for the payment of bonuses, including the creation of other financial, strategic or individual goals.

      During fiscal 2003, the Company’s revenues and net income increased 53% and 69%, respectively, and significantly exceeded the thresholds previously set by the Compensation Committee for the payment of full targeted bonuses to the Named Executive Officers. Based on a formula established by the Committee at the start of the fiscal year, the Compensation Committee awarded the Named Executive Officers approximately 146% of each such executive’s targeted bonus for fiscal 2003.

      Stock Options. Periodically, the Compensation Committee has granted, and expects in the future to grant, stock options to executive officers and other key employees in order to provide a long-term incentive. The value of such stock options is directly tied to the performance of the Company’s Common Stock. These options provide an incentive to maximize stockholder value because they reward option holders only if stockholders also benefit. The exercise price of these stock options is the fair market value of the Common Stock on the date of grant. In general, the options vest in equal annual installments over a four-year period beginning one year after the date of grant. Vesting periods are used to retain key employees and to emphasize the long-term aspect of contribution and performance. In making stock option grants to executives and other key employees, the Compensation Committee considers a number of factors, including the performance of such persons, the responsibilities and the relative position of such persons within Corinthian, a review of the compensation of executives and key employees in comparable companies and a review of the number of stock options each such person currently possesses.

      Compensation of the Chief Executive Officer. At the start of fiscal 2003, Mr. Moore’s annual base salary was increased to $450,000 per year. Mr. Moore was also granted 75,000 stock options during the fiscal year. Mr. Moore’s salary increase and option grant during fiscal 2003 were based on the Committee’s review of overall compensation for chief executive officers of companies in the same or similar industries, of approximately the same size, and in the same or similar geographic regions. In addition, the Compensation Committee also considered the Company’s superior financial and stock price performance over the past several years and Mr. Moore’s contribution to the Company’s success. Mr. Moore’s bonus was determined in the same manner as that of the other Named Executive Officers. The Compensation Committee believes Mr. Moore’s overall compensation package was generally competitive for fiscal 2003 with the salaries of chief executive officers of companies of our size, structure, complexity and geographic location.

      Compliance with Section 162(m). The Compensation Committee currently intends for all base salary and bonus compensation paid to the Named Executive Officers to be tax deductible to Corinthian pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended, although the Committee retains the discretion to provide compensation that may not be deductible under Section 162(m). Section 162(m) provides that compensation paid to the Named Executive Officers in excess of $1,000,000 cannot be deducted by Corinthian for federal income tax purposes unless, in general, such compensation is objective, performance based, and established by a committee of independent directors, and the plan or agreement providing for such performance based compensation has been approved in advance by stockholders.

      The Compensation Committee believes that the executive compensation policies described in this report are in the best interests of the Company and its stockholders. The various compensation mechanisms maintain an appropriate balance between motivating the achievement of short-term goals and strategically incentivizing long-term success. The Compensation Committee will continue to monitor the overall effectiveness of the compensation program to ensure that it will continue to successfully meet our needs.

THE COMPENSATION COMMITTEE

Loyal Wilson
Jack D. Massimino
Linda Arey Skladany
Michael P. Berry

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      The Audit Committee of the Board of Directors is composed entirely of non-employee directors, each of whom are independent directors as defined in the National Association of Securities Dealers’ (“NASD”) listing standards and Section 301 of the Sarbanes-Oxley Act of 2002. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which, as amended by the Audit Committee on August 25, 2003, is included as Appendix A to this Proxy Statement. The Audit Committee held five meetings during fiscal year 2003

      The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management is responsible for the Company’s internal controls and establishing and reviewing the financial reporting process. The Company’s independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted accounting principles and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

      During the 2003 fiscal year, the Audit Committee met and held discussions with management and the Company’s independent accountants, Ernst & Young LLP. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally acceptable accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements of the Company for the fiscal year ended June 30, 2003 with management and Ernst & Young LLP.

      The Audit Committee reviewed and discussed the audited financial statements of the Company for the fiscal year ended June 30, 2003 with the Company’s management, and has discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards Board Standards No. 61, as amended “Communication with Audit Committees.” Ernst & Young LLP also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1 “Independence Discussions with Audit Committees.” The Committee discussed with Ernst & Young LLP that firm’s independence and considered whether the non-audit services provided by that firm are compatible with maintaining its independence.

      Based on the Audit Committee reviews and discussions with management and Ernst & Young LLP, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for filing with the SEC for the year ended June 30, 2003.

THE AUDIT COMMITTEE

Jack D. Massimino
Loyal Wilson
Linda Arey Skladany
Michael P. Berry

      NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN THE COMPANY’S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE BY REFERENCE PREVIOUS OR FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOREGOING REPORT OF THE AUDIT COMMITTEE AND ANY STATEMENTS REGARDING THE INDEPENDENCE OF THE AUDIT COMMITTEE MEMBERS SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

FEES PAID TO INDEPENDENT AUDITORS

Audit Fees

      The aggregate fees for professional services rendered by Ernst & Young LLP for the audit of the Company’s annual financial statements for the fiscal years ended June 30, 2003 and June 30, 2002, the review of the Company’s quarterly reports on Form 10-Qs, and other regulatory filings for such fiscal years were approximately $445,000 and $220,000, respectively.

Audit-Related Fees

      The aggregate fees for services rendered by Ernst & Young LLP for audit-related services in the Company’s fiscal years ended June 30, 2003 and June 30, 2002 were approximately $384,000 and $0, respectively. Audit-related services principally include due diligence in connection with acquisitions, and accounting and tax consultations in connection with proposed or consummated acquisitions.

Tax Fees

      The aggregate fees for services rendered by Ernst & Young LLP for tax compliance, tax advice and tax planning in the Company’s fiscal years ended June 30, 2003 and June 30, 2002 were approximately $257,000 and $22,000, respectively.

All Other Fees

      Ernst & Young LLP did not render any services to the Company other than those set forth above in the Company’s fiscal years ended June 30, 2003 and June 30, 2002.

PRE-APPROVAL POLICIES AND PROCEDURES

      The Board of Directors has adopted an Audit Committee Charter, attached hereto as Appendix A, that requires the Audit Committee to retain, on behalf of the Company, any registered accounting firm employed by the Company, considering, among other matters, such firm’s independence and effectiveness, and to approve the fees and other compensation to be paid to such accounting firm. In addition, the Audit Committee Charter requires the Audit Committee to review, in advance, any non-audit services proposed to be performed by the Company’s independent auditors.

      Accordingly, the independent auditors are only permitted to provide services to the Company that have been pre-approved by the Audit Committee. Additionally, the independent auditors may not provide any of the services prohibited by the Sarbanes-Oxley Act of 2002 and may only perform non-prohibited non-audit services that have been specifically approved in advance by the Audit Committee. The Audit Committee has delegated to its chairman, within certain thresholds, the right to approve certain non-audit services between regularly scheduled meetings of the Audit Committee. All of the services performed by Ernst & Young LLP during fiscal 2003 described under the captions “Audit-Related Fees” and “Tax Fees” above were approved in advance by the Audit Committee.

CHANGES IN INDEPENDENT AUDITORS

      We terminated our engagement of Arthur Andersen as independent auditors on February 18, 2002. The decision to terminate the engagement of Arthur Andersen was recommended by our Audit Committee and approved by the Board of Directors. Arthur Andersen’s report on our financial statements for each of the years ended June 30, 2000 and June 30, 2001, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended June 30, 2000, and June 30, 2001, and the interim period between June 30, 2001 and February 18, 2002, there were no disagreements between us and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

      During the years ended June 30, 2000, and June 30, 2001, and the interim period between June 30, 2001 and February 18, 2002, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission). During the years ended June 30, 2000, and June 30, 2001, and the interim period between June 30, 2001, and February 18, 2002, we did not consult with Ernst & Young LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on our financial statements or (iii) any matter that was either the subject of a disagreement (as described above) or a reportable event.

      We provided Arthur Andersen with a copy of the above disclosures and requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. That letter was attached to a Form 8-K we filed on February 21, 2002 to disclose our change in auditors.

EMPLOYMENT AGREEMENTS

      The Company has employment agreements (the “Employment Agreements”) with Messrs. Moore, Devereux and Beal. An employment agreement between the Company and Mr. St. Pierre automatically terminated upon his retirement from the Company on June 30, 2003. The term of each of the Employment Agreements is two years, which is automatically extended for an additional year on the first anniversary of the effective date of the agreement and each subsequent anniversary date, unless either the Company or such executive gives a termination notice to the other party at least one (1) year prior to the expiration date of the then-current term. The maximum term of the Employment Agreements, even with the automatic extensions, is five (5) years.

      The Employment Agreements provide for the payment of an annual base salary of not less than $375,000 for Mr. Moore, $250,000 for Mr. Devereux, and $225,000 for Mr. Beal. The amount of these base salaries will be reviewed annually by the Compensation Committee. Additionally, the base salary of each such executive in effect from time to time can only be reduced involuntarily by the Company to the extent such reduction is made equally to all employees of a substantially equal level or position. The Named Executive Officers are also entitled to participate in and be covered by all bonus, incentive and other employee health, insurance, 401K and other plans and benefits currently established for the employees of the Company. In addition, the Employment Agreements provide the Named Executive Officers with vacation benefits of no less than three weeks per year and reimbursement of all business expenses. If the Company terminates a Named Executive Officer’s employment without cause, or if a Named Executive Officer terminates his employment under certain circumstances set forth in the Employment Agreement, then the Named Executive Officer shall be entitled to a lump sum payment equal to, in the case of Mr. Beal, his annual base salary and average annual bonus for the previous two fiscal years, and in the case of Messrs. Moore and Devereux, two (2) times the value of such person’s annual base salary and average annual bonus for the previous two fiscal years.

      In the event of a change-in-control of the Company (as defined in the Employment Agreements), each such person would be entitled to receive a payment equal to two times the value of such executive’s base salary and average annual bonus for the most recent fiscal years. In the cases of Mr. Beal, if such payment results in the imposition of excise taxes under Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), then his payment will either be (a) the full payment amount, or (b) such lesser amount that would result in no portion of the such payment being subject to such excise tax, whichever of the foregoing amounts results in the receipt by such executive, on an after-tax basis, of the greatest amount of such payment. In the cases of Messrs. Moore and Devereux, if such payment results in the imposition of excise taxes under Section 4999 of the Code, such executive is entitled to receive an additional payment so that, after payment by such executive of all applicable excise taxes, such person retains an amount equal to the amount he would have retained had no excise tax been imposed.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The Company has no reportable certain relationships or related transactions.

PERFORMANCE GRAPH

      The following graph shows a comparison of cumulative total returns for Corinthian, the Russell 2000 Index and an index of peer companies selected by Corinthian during the period commencing on February 5, 1999, the first trading date after Corinthian’s initial public offering, and ending on June 30, 2003. The comparison assumes $100 was invested on February 5, 1999 in the Common Stock, the Russell 2000 Index and the peer companies selected by Corinthian and assumes the reinvestment of all dividends, if any. The companies in the peer group, all of which are education companies, are weighted according to their market capitalization. Included in the peer group are: Apollo Group Inc., Career Education Corporation, DeVry, Inc., Education Management Corporation, ITT Educational Services, Inc., Strayer Education, Inc. and Whitman Education Group, Inc. The performance graph begins with Corinthian’s initial public offering price of $4.50 per share, taking into account the two-for-one stock splits of the Company’s common stock effected in the form of stock dividends in December 2000 and May 2002.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

      The following table sets forth, as of September 10, 2003, certain information with respect to the beneficial ownership of the Common Stock by (i) each person known by Corinthian to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each Company director, (iii) each of the Named Executive Officers and (iv) all of the Company’s directors and executive officers as a group. Unless otherwise indicated below, the persons in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

		Percentage
	Shares of	of
	Common Stock	Outstanding
	Beneficially	Shares
Name	Owned(1)	Owned

FMR Corp.(2)	4,959,097	11.28%
82 Devonshire Street
Boston, Massachusetts 02109
David G. Moore(3)(12)	1,354,302	3.06
Paul R. St. Pierre(4)(12)	425,286	*
Dennis Devereux(5)(12)	346,634	*
Anthony F. Digiovanni(6)(12)	18,750	*
Dennis Beal(7)(12)	76,250	*
Loyal Wilson(8)(12)	30,000	*
Jack D. Massimino(12)	-0-	*
Linda Arey Skladany(9)(12)	20,000	*
Michael P. Berry(10)(12)	6,000	*
All directors and executive officers as a group (16 persons)(3)(4)(5)(6)(7)(8)(9)(10)(11)(12)	2,508,006	5.54

*	Less than 1%.

(1)	Beneficial ownership is determined in accordance with the rules of the Commission. The number of shares beneficially owned by a person and the percentage ownership of that person includes shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of September 10, 2003. As of September 10, 2003, there were 43,971,356 outstanding shares of Common Stock.

(2)	Ownership is based solely on a Schedule 13G filed with the Securities and Exchange Commission on January 10, 2003. FMR Corp. (“FMR”) also reported on this Schedule 13G that various persons (including Edward C. Johnson 3d, Abigail P. Johnson and Fidelity Management & Research Company (“FMRC”), a wholly-owned subsidiary of FMR, which is the beneficial owner of the shares as a result of acting as investment advisor to various Fidelity investment companies (the “Funds”)), have sole dispositive power as to 4,351,398 of such shares. According to such Schedule 13G, none of such persons has the sole power to vote or direct the voting of the 4,351,398 shares owned directly by the Funds, which power resides with the Funds’ Boards of Trustees. FMRC carries out the voting of the shares under written guidelines established by the Funds’ Board of Trustees. In addition, FMR reported that Edward C. Johnson 3d and FMR, through Fidelity Management Trust Company, a wholly-owned subsidiary of FMR, which is the beneficial owner of 70,000 shares as a result of acting as investment manager of various Fidelity institutional accounts, have sole dispositive power over such 70,000 shares, sole power to vote 63,400 of such shares, and no power to vote 6,600 of such shares. FMR also reported on this Schedule 13G that Geode Capital Management LLC, which is wholly-owned by Fidelity Investors III Limited Partnership (“FILP III”), is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, and the beneficial owner of 159 shares. Fidelity Investors Management, LLC (“FIML”) is the general partner and investment manager of FILP III, and is an investment manager registered under Section 203 of the Investment Advisers Act of 1940. The managers of Geode LLC, the members of FIML and the limited partners of FILP III are certain shareholders and employees of FMR. In addition, FMR reported that Fidelity International Limited, Pembroke Hall, 42 Crowlane, Hamilton, Bermuda, and various foreign-based subsidiaries provide investment advisory and management services to a number of non-U.S. investment companies and certain institutional investors. Fidelity International Limited is the beneficial owner of 537,540 shares.

(3)	Includes 318,022 shares of Common Stock which may be acquired by Mr. Moore upon the exercise of stock options which are currently exercisable or exercisable within 60 days of September 10, 2003.

(4)	All such shares are held in a family trust of which Mr. St. Pierre is a grantor and a trustee and include 318,022 shares of Common Stock which may be acquired by Mr. St. Pierre upon exercise of stock options which are currently exercisable or exercisable within 60 days of September 10, 2003.

(5)	All of these shares are held in a family trust of which Mr. Devereux is a grantor and a trustee and include 318,022 shares of Common Stock which may be acquired by Mr. Devereux upon the exercise of stock options which are currently exercisable or exercisable within 60 days of September 10, 2003.

(6)	Consists of shares of Common Stock which may be acquired by Mr. Digiovanni upon the exercise of stock options which are currently exercisable or exercisable within 60 days of September 10, 2003.

(7)	Consists of shares of Common Stock which may be acquired by Mr. Beal upon exercise of stock options which are currently exercisable or exercisable within 60 days of September 10, 2003.

(8)	Such shares include 12,000 shares owned by Sage Investments Limited Partnership. Mr. Wilson also holds 18,000 shares in his individual capacity. Mr. Wilson is the general partner of Sage Investments Limited Partnership.

(9)	Consists of shares of Common Stock which may be acquired by Ms. Skladany upon exercise of stock options which are currently exercisable or exercisable within 60 days of September 10, 2003.

(10)	Consists of shares of Common Stock which may be acquired by Mr. Berry upon exercise of stock options which are currently exercisable or exercisable within 60 days of September 10, 2003.

(11)	Includes 230,784 shares beneficially owned, including 228,039 shares of Common Stock which may be acquired upon exercise of stock options which are currently exercisable or exercisable within 60 days of September 10, 2003, by seven executive officers who are not Named Executive Officers.

(12)	The address of each such person is c/o Corinthian Colleges, Inc., 6 Hutton Centre Drive, Suite 400, Santa Ana, California 92707.

PROPOSAL 2

PROPOSED ACTION REGARDING THE

COMPANY’S CERTIFICATE OF INCORPORATION

      At the Annual Meeting, the stockholders will be asked to approve an amendment and restatement of the Company’s Certificate of Incorporation. The Company’s Certificate of Incorporation currently authorizes the issuance of 80,000,000 shares of Common Stock, with a par value of $0.0001 per share, and 500,000 shares of preferred stock, with a par value of $1.00 per share (“Preferred Stock”). In September 2003, the Board of Directors adopted a resolution proposing that the Certificate of Incorporation be amended to increase the authorized number of shares of Common Stock to 120,000,000. The Board of Directors has approved and declared the advisability of the amendment and restatement of the Certificate of Incorporation, a copy of which is attached to this Proxy Statement as Appendix B.

Vote Required

      Approval of this proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock.

Proposed Amendments

      Authorized Shares. As of June 30, 2003, the Company had approximately 43,822,072 shares of Common Stock outstanding, approximately 6,516,536 shares were initially reserved for issuance under the Company’s 1998 Performance Award Plan, as amended, of which approximately 4,232,262 shares were covered by outstanding options and approximately 690,798 shares were available for grant, and 1,000,000 shares initially reserved for issuance under the Company’s Employee Stock Purchase Plan, of which approximately 45,514 shares had been purchased. Based upon the foregoing number of outstanding and reserved shares of Common Stock, the Company had approximately 30,300,382 shares remaining available for other purposes as of June 30, 2003. Currently, there are no outstanding shares of Preferred Stock.

      The following is the text of the entire first paragraph of Article IV of the proposed Amended and Restated Certificate of Incorporation of the Company, after giving effect to the proposed amendments to increase the authorized number of shares of Common Stock:

      “The Corporation is authorized to issue two classes of stock designated, respectively, ‘Common Stock’ and ‘Preferred Stock.’ The total number of shares of capital stock which the Corporation has authority to issue is 120,500,000 shares, consisting of 120,000,000 shares of Common Stock, par value $0.0001 per share, and 500,000 shares of Preferred Stock, par value $1.00 per share.”

Purpose and Effect of the Proposed Amendments

      Authorized Shares. The Board of Directors believes that the availability of additional authorized but unissued shares will provide the Company with the flexibility to issue Common Stock for a variety of purposes, such as to effect future stock splits in the form of stock dividends, to make acquisitions through the use of stock, to raise equity capital, to adopt additional employee benefit plans or to reserve additional shares for issuance under such plans.

      The Board of Directors believes that the proposed increase in authorized Common Stock would facilitate the Company’s ability to accomplish stock splits in the form of stock dividends and other business and financial objectives in the future without the necessity of delaying such activities for further stockholder approval, except as may be required in particular cases by the Company’s charter documents, applicable law or rules of the NASDAQ National Market. Other than as permitted or required under the Company’s employee benefit plans and under outstanding options, the Board of Directors has no immediate plans, understandings, agreements or commitments to issue additional Common Stock for any purpose. Whether or not the Company stockholders approve this proposal, it will not impact the Company’s existing agreements to issue stock. No additional action or authorization by the Company’s stockholders would be necessary prior to the issuance of such additional shares, unless required by applicable law or the rules of the NASDAQ National Market. The Company reserves the right to seek a further increase in authorized shares from time to time in the future as considered appropriate by the Board of Directors.

      Under the Company’s Certificate of Incorporation, the Company’s stockholders do not have preemptive rights with respect to Common Stock. Thus, should the Board of Directors elect to issue additional shares of Common Stock, existing stockholders would not have any preferential rights to purchase such shares. If the Board of Directors elects to issue additional shares of Common Stock, such issuance could have a dilutive effect on the earnings per share, book value per share, voting power and stockholdings of current stockholders. The proposal could have an anti-takeover effect, although that is not its intention. For example, if the Company were the subject of a hostile takeover attempt, it could try to impede the takeover by issuing shares of Common Stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost of the takeover. The availability of this defensive strategy to the Company could discourage unsolicited takeover attempts, thereby limiting the opportunity for the Company’s stockholders to realize a higher price for their shares than is generally available in the public markets. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

      In addition to the Company’s Common Stock, the Company’s Certificate of Incorporation currently empowers the Board of Directors to authorize the issuance of one or more series of Preferred Stock without stockholder approval. No shares of Preferred Stock of the Company are issued or outstanding. No change to the number of authorized shares of the Company’s Preferred Stock is requested by the proposed amendment.

      If the proposed amendment is adopted, it will become effective upon filing of a Restated Certificate of Incorporation with the Delaware Secretary of State. However, if the Company’s stockholders approve the proposed amendment to the Company’s Certificate of Incorporation, the Board retains discretion under Delaware law not to implement the proposed amendment. If the Board exercised such discretion, the number of authorized shares would remain at current levels.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION.

      Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise in their proxies. Abstentions and broker non-votes on this proposal will have the effects described on pages 1 and 2.

PROPOSAL 3

APPROVAL OF 2003 PERFORMANCE AWARD PLAN

      At the Annual Meeting, stockholders will be asked to approve the Company’s 2003 Plan, which was adopted, subject to stockholder approval, by the Board of Directors on September 22, 2003.

      We believe that incentives and stock-based awards focus employees on the objective of creating stockholder value and promoting the success of Corinthian, and that incentive compensation plans like the proposed 2003 Plan are an important attraction, retention and motivation tool for participants in the plan.

      We currently maintain the Corinthian Colleges, Inc. 1998 Performance Award Plan (as amended, the “1998 Plan”). As of September 10, 2003, a total of 89,548 shares of Corinthian Common Stock were available for additional award grants under the 1998 Plan. The Board of Directors approved the 2003 Plan based, in part, on a belief that the number of shares currently available under the 1998 Plan is insufficient to adequately provide for future incentives. Our ability to grant new awards under the 1998 Plan will terminate if stockholders approve the 2003 Plan. The termination of our grant authority under the 1998 Plan will not, however, affect awards then outstanding under the plan.

Summary Description of the 2003 Performance Award Plan

      The principal terms of the 2003 Plan are summarized below. The following summary is qualified in its entirety by the full text of the 2003 Plan, which appears as Appendix C to this Proxy Statement.

      Purpose. The purpose of the 2003 Plan is to promote the success of Corinthian and the interests of our stockholders by providing an additional means to attract, motivate, retain and reward directors, officers, employees and other eligible persons through the grant of awards and incentives for high levels of individual performance and improved financial performance of the Company. Equity-based awards are also intended to further align the interests of award recipients and our stockholders.

      Administration. Our Board of Directors or one or more committees appointed by our Board of Directors will administer the 2003 Plan. Our Board of Directors has delegated general administrative authority for the 2003 Plan to the Compensation Committee. A committee may delegate some or all of its authority with respect to the 2003 Plan to another committee of directors and certain limited authority to grant awards to employees may be delegated to one or more officers of the Company. (The appropriate acting body, be it the Board of Directors, a committee within its delegated authority, or an officer within his or her delegated authority, is referred to in this proposal as the “Administrator”).

      The Administrator has broad authority under the 2003 Plan with respect to award grants including, without limitation, the authority:

•	to select participants and determine the type(s) of award(s) that they are to receive;

•	to determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award;

•	to cancel, modify, or waive the Company’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consents;

•	to accelerate or extend the vesting or exercisability or extend the term of any or all outstanding awards;

•	subject to the other provisions of the 2003 Plan, to make certain adjustments to an outstanding award and to authorize the conversion, succession or substitution of an award;

•	to allow the purchase price of an award or shares of Corinthian Common Stock to be paid in the form of cash, check, or electronic funds transfer, by the delivery of already-owned shares of our Common

Stock or by a reduction of the number of shares deliverable pursuant to the award, by services rendered by the recipient of the award, by notice in third party payment or cashless exercise on such terms as the Administrator may authorize, or any other form permitted by law.

      No Repricing. The Administrator may not cancel or amend an outstanding option or stock appreciation right for the purpose of replacing or re-granting the award with an exercise price or base price, as applicable, that is less than the fair market value of a share of Corinthian Common Stock on the date of grant of the original award. Adjustments to reflect stock splits and similar events will not be considered amendments for this purpose.

      Eligibility. Persons eligible to receive awards under the 2003 Plan include officers or employees of Corinthian or any of our subsidiaries, directors of Corinthian, and certain consultants and advisors to Corinthian or any of our subsidiaries. Approximately 7,500 officers and employees of Corinthian and our subsidiaries (including all of our Named Executive Officers), and each of our 4 non-employee directors, are considered eligible under the 2003 Plan at the present time.

      Authorized Shares; Limits on Awards. The maximum number of shares of Corinthian Common Stock that may be issued or transferred pursuant to awards under the 2003 Plan equals the sum of: (1) 2,700,000 shares, plus (2) the number of any shares subject to stock options granted under the 1998 Plan which expire, or for any reason are cancelled or terminated, after the effective date of the 2003 Plan without being exercised. As of September 10, 2003, approximately 4,696,312 shares were subject to awards then outstanding under the 1998 Plan.

      The following other limits are also contained in the 2003 Plan:

•	The maximum number of shares that may be delivered pursuant to options qualified as incentive stock options granted under the plan is 2,700,000 shares.

•	The maximum number of shares subject to those options and stock appreciation rights that are granted during any calendar year to any individual under the plan is 500,000 shares.

•	The maximum number of shares subject to all awards that are granted during any calendar year to any individual under the plan is 500,000 shares. This limit does not apply, however, to shares delivered in respect of compensation earned but deferred.

•	The maximum number of shares that may be delivered pursuant to awards granted to non-employee directors is 400,000 shares. This limit does not apply, however, to shares delivered in respect of compensation earned but deferred.

•	The maximum number of shares that may be delivered pursuant to awards granted under the plan, other than in the circumstances described in the next sentence, is 1,000,000 shares. This limit does not apply, however, to the following: (1) shares delivered in respect of compensation earned but deferred and (2) shares delivered pursuant to option or stock appreciation right grants the per share exercise or base price, as applicable, of which is at least equal to the fair market value of a share of Corinthian Common Stock at the time of grant of the award.

•	“Performance-Based Awards” under Section 5.2 of the 2003 Plan payable only in cash and not related to shares and granted to a participant in any one calendar year will not provide for payment of more than $2,000,000.

      To the extent that an award is settled in cash or a form other than shares, the shares that would have been delivered had there been no such cash or other settlement will not be counted against the shares available for issuance under the plan. In the event that shares are delivered in respect of a dividend equivalent, stock appreciation right, or other award, only the actual number of shares delivered with respect to the award will be counted against the share limits of the plan. Shares that are subject to or underlie awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the 2003 Plan will again be available for subsequent awards under the 2003 Plan. Shares that are exchanged by a participant or withheld by the Company as full or partial payment in connection with any award under the 2003 Plan or the 1998 Plan, as well as any shares exchanged by a participant or withheld by the Company to satisfy the tax withholding obligations related to any award under the 2003 Plan or the 1998 Plan, will be available for subsequent awards under the 2003 Plan. In addition, the 2003 Plan generally provides that shares issued in connection with awards that are granted by or become obligations of the Company through the assumption of awards (or in substitution for awards) in connection with an acquisition of another company will not count against the shares available for issuance under the 2003 Plan.

      Types of Awards. The 2003 Plan authorizes stock options, stock appreciation rights, restricted stock, stock bonuses and other forms of awards granted or denominated in Corinthian Common Stock or units of Corinthian Common Stock, as well as cash bonus awards pursuant to Section 5.2 of the 2003 Plan. The 2003 Plan retains flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Any award may be paid or settled in cash.

      A stock option is the right to purchase shares of Corinthian Common Stock at a future date at a specified price per share (the “exercise price”). The per share exercise price of an option generally may not be less than the fair market value of a share of Corinthian Common Stock on the date of grant. The maximum term of an option is ten years from the date of grant. An option may either be an incentive stock option or a nonqualified stock option. Incentive stock option benefits are taxed differently from nonqualified stock options, as described under “Federal Income Tax Consequences of Awards Under the 2003 Plan” below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the U.S. Internal Revenue Code and the 2003 Plan. Incentive stock options may only be granted to employees of Corinthian or a subsidiary.

      A stock appreciation right is the right to receive payment of an amount equal to the excess of the fair market value of share of Corinthian Common Stock on the date of exercise of the stock appreciation right over the base price of the stock appreciation right. The base price will be established by the Administrator at the time of grant of the stock appreciation right and generally cannot be less than the fair market value of a share of Corinthian Common Stock on the date of grant. Stock appreciation rights may be granted in connection with other awards or independently. The maximum term of a stock appreciation right is ten years from the date of grant.

      The per share exercise price of an option or the per share base price of a stock appreciation right may, however, be less than the fair market value of a share of Corinthian Common Stock on the date of grant in the case of (1) awards granted retroactively in tandem with or as a substitution for another award, or (2) if the option or stock appreciation right will be counted against the plan’s limit on full-value awards (that is, the limit on the number of shares that can be issued under the 2003 Plan in respect of awards other than options and stock appreciation rights).

      The other types of awards that may be granted under the 2003 Plan include, without limitation, stock bonuses, restricted stock, performance stock, stock units, dividend equivalents, or similar rights to purchase or acquire shares, and cash awards granted consistent with Section 5.2 of the 2003 Plan as described below.

      Performance-Based Awards. The Administrator may grant awards that are intended to be performance-based awards within the meaning of Section 162(m) of the U.S. Internal Revenue Code (“Performance-Based Awards”). Performance-Based Awards are in addition to any of the other types of awards that may be granted under the 2003 Plan (including options and stock appreciation rights which may also qualify as performance-based awards for Section 162(m) purposes). Performance-Based Awards may be in the form of restricted stock, performance stock, stock units, other rights, or cash bonus opportunities.

      The vesting or payment of Performance-Based Awards (other than options or stock appreciation rights) will depend on the absolute or relative performance of Corinthian on a consolidated, subsidiary, segment, division, or business unit basis. The Administrator will establish the criterion or criteria and target(s) on which performance will be measured. The Administrator must establish criteria and targets in advance of applicable deadlines under the U.S. Internal Revenue Code and while the attainment of the performance targets remains substantially uncertain. The criteria that the Administrator may use for this purpose will include one or more of the following: earnings per share, cash flow (which means cash and cash equivalents derived from either net cash flow from operations or net cash flow from operations, financing and investing activities), stock appreciation, total stockholder return, revenue, revenue growth, operating income (before or after taxes), growth in operating income (before or after taxes), earnings (before or after interest, taxes, depreciation and/or amortization), earnings growth (before or after interest, taxes, depreciation and/or amortization), return on equity or on assets or on net investment, cost containment or reduction, or any combination thereof. The performance measurement period with respect to an award may range from three months to ten years. Performance targets will be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets.

      Performance-Based Awards may be paid in stock or in cash (in either case, subject to the limits described under the heading “Authorized Shares; Limits on Awards” above). Before any Performance-Based Award (other than an option or stock appreciation right) is paid, the Administrator must certify that the performance target or targets have been satisfied. The Administrator has discretion to determine the performance target or targets and any other restrictions or other limitations of Performance-Based Awards and may reserve discretion to reduce payments below maximum award limits.

      Deferrals. The Administrator may provide for the deferred payment of awards, and may determine the other terms applicable to deferrals. The Administrator may provide that deferred settlements include the payment or crediting of interest or other earnings on the deferred amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.

      Acceleration of Awards; Possible Early Termination of Awards. Generally, and subject to limited exceptions set forth in the 2003 Plan, if any person acquires more than 30% of the outstanding Common Stock or combined voting power of Corinthian, if certain changes in a majority of our Board of Directors occur over a period of not longer than two years, if stockholders prior to a transaction do not continue to own more than 50% of the voting securities of Corinthian (or a successor or a parent) following a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving Corinthian or any of our subsidiaries, a sale or other disposition of all or substantially all of Corinthian’s assets or the acquisition of assets or stock of another entity by us or any of our subsidiaries, or if Corinthian is dissolved or liquidated, then awards then-outstanding under the 2003 Plan may become fully vested or paid, as applicable, and may terminate or be terminated in such circumstances. The Administrator also has the discretion to establish other change in control provisions with respect to awards granted under the 2003 Plan. For example, the Administrator could provide for the acceleration of vesting or payment of an award in connection with a change in control event that is not described above and provide that any such acceleration shall be automatic upon the occurrence of any such event.

      Transfer Restrictions. Subject to certain exceptions contained in Section 1.8 of the 2003 Plan, awards under the 2003 Plan are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient’s lifetime, only by the recipient. Any amounts payable or shares issuable pursuant to an award will be paid only to the recipient or the recipient’s beneficiary or representative.

      Adjustments. As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the 2003 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.

      No Limit on Other Authority. Except as expressly provided with respect to the termination of the authority to grant new awards under the 1998 Plan if stockholders approve the 2003 Plan, the 2003 Plan does not limit the authority of the Board of Directors or any committee to grant awards or authorize any other compensation, with or without reference to our common stock, under any other plan or authority.

      Termination of or Changes to the 2003 Plan. The Board of Directors may amend or terminate the 2003 Plan at any time and in any manner. Stockholder approval for an amendment will be required only to the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the U.S. Internal Revenue Code to preserve the intended tax consequences of the plan. For example, stockholder approval will be required for any amendment that proposes to increase the maximum number of shares that may be delivered with respect to awards granted under the 2003 Plan. (Adjustments as a result of stock splits or similar events will not, however, be considered an amendment requiring stockholder approval.) Unless terminated earlier by the Board of Directors, the authority to grant new awards under the 2003 Plan will terminate on September 21, 2013. Outstanding awards, as well as the Administrator’s authority with respect thereto, generally will continue following the expiration or termination of the plan. Generally speaking, outstanding awards may be amended by the Administrator (except for a repricing), but the consent of the award holder is required if the amendment (or any plan amendment) materially and adversely affects the holder.

Federal Income Tax Consequences of Awards under the 2003 Plan

      The U.S. federal income tax consequences of the 2003 Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the 2003 Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences.

      With respect to nonqualified stock options, the Company is generally entitled to deduct and the participant recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, the Company is generally not entitled to a deduction nor does the participant recognize income at the time of exercise, although the participant may be subject to the U.S. federal alternative minimum tax.

      The current federal income tax consequences of other awards authorized under the 2003 Plan generally follow certain basic patterns: stock appreciation rights are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses, cash and stock-based performance awards, dividend equivalents, stock units, and other types of awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income.

      If an award is accelerated under the 2003 Plan in connection with a “change in control” (as this term is used under the U.S. Internal Revenue Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration (“parachute payments”) if it exceeds certain threshold limits under the U.S. Internal Revenue Code (and certain related excise taxes may be triggered). Furthermore, the aggregate compensation in excess of $1,000,000 attributable to awards that are not “performance-based” within the meaning of Section 162(m) of the U.S. Internal Revenue Code may not be permitted to be deducted by the Company in certain circumstances.

Specific Benefits under the 2003 Performance Award Plan

      The Compensation Committee has approved certain award grants under the 2003 Plan because insufficient shares remained available under the 1998 Plan for the grants. Each of these grants is set forth in the following table and is subject to stockholder approval of the 2003 Plan.

Awards Subject to Stockholder Approval of 2003 Plan

Number of Shares
Underlying Stock
Name and Position	Options(1)

David G. Moore, Chief Executive Officer	75,000
Anthony F. Digiovanni, President and Chief Operating Officer	75,000
Dennis L. Devereux, Executive Vice President, Administrative Services	75,000
Dennis N. Beal, Executive Vice President and Chief Financial Officer	75,000

Total for Named Executive Officers	300,000
Other Executive Officers Who Are Not Named Executive Officers	243,000
Members of the Board of Directors Who Are Not Executive Officers	-0-
Other Employees Who Are Not Executive Officers	52,000

595,000

(1)	The per share exercise price of each of these options will equal the per share closing sales price of a share of the Company’s common stock on the NASDAQ National Market on the date of the Annual Meeting. Each option will have a maximum term of 10 years from the date of the Annual Meeting, subject to earlier termination in connection with certain changes in control of the Company or certain termination of employment events. Each option will generally be scheduled to vest as to 25% of the total number of shares subject to the option on each of the first four anniversaries of the grant date. These option grants will not be effective if stockholders do not approve the proposed 2003 Plan.

      Except for the grants described in the table above, the Company has not approved any other awards that are conditioned upon stockholder approval of the 2003 Plan. The Company is not currently considering any other specific award grants under the 2003 Plan. If the 2003 Plan had been in existence in fiscal 2003, the Company expects that its award grants for fiscal 2003 would not have been substantially different from those actually made in that year under the 1998 Plan. For information regarding stock-based awards granted to the Company’s named executive officers during fiscal 2003, see the material under the heading “Executive Compensation and Other Information” above.

      The closing market price for a share of the Company’s common stock as of September 26, 2003 was $57.49 per share.

EQUITY COMPENSATION PLAN INFORMATION

      The Company currently maintains two equity compensation plans: the 1998 Plan and the Corinthian Colleges, Inc. Employee Stock Purchase Plan. The 1998 Plan and the Employee Stock Purchase Plan have each been approved by the Company’s stockholders. Stockholders are also being asked to approve a new equity compensation plan, the 2003 Plan, as described above.

      The following table sets forth, for each of the Company’s equity compensation plans, the number of shares of Common Stock subject to outstanding options, the weighted-average exercise price of outstanding options, and the number of shares remaining available for future award grants as of June 30, 2003.

			Number of shares of
	Number of shares of		Common Stock remaining
	Common Stock to		available for future issuance
	be issued upon	Weighted-average	under equity compensation
	exercise of	exercise price of	plans (excluding shares
Plan category	outstanding options	outstanding options	reflected in the first column)

Equity compensation plans approved by stockholders	4,232,262 (1)	$17.45	1,633,200	(1),(2)
Equity compensation plans not approved by stockholders	0	N/A	0
Total	4,232,262	$17.45	1,633,200

(1)	The information is presented after giving effect to purchases under the Employee Stock Purchase Plan for the offering period that ended June 30, 2003, immediately following which time 12,084 shares were purchased.

(2)	Of these shares, 942,402 were available under the Employee Stock Purchase Plan and 690,798 were available under the 1998 Plan. All of the shares available under the 1998 Plan may be used for any form of award authorized under the 1998 Plan including options, stock appreciation rights, restricted stock, stock bonuses, and performance shares. If stockholders approve the 2003 Plan, then no new awards will be granted under the 1998 Plan following such stockholder approval. This table does not reflect the issuance of awards following June 30, 2003 or the 2,700,000 additional shares that will be available under the 2003 Plan if stockholders approve the 2003 Plan proposal.

Vote Required for Approval of the 2003 Performance Award Plan

      The Board of Directors believes that the adoption of the 2003 Plan will promote the interests of Corinthian and our stockholders and will help us and our subsidiaries continue to be able to attract, retain and reward persons important to our success.

      All members of our Board of Directors are eligible for awards under the 2003 Plan.

      Approval of the 2003 Plan requires the affirmative vote of a majority of the Common Stock present, or represented, and entitled to vote at the Annual Meeting. Broker non-votes and abstentions on this proposal have the effect described on page 2.

      THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND RECOMMENDS THAT YOU VOTE “FOR” THE 2003 PERFORMANCE AWARD PLAN AS DESCRIBED ABOVE AND SET FORTH IN APPENDIX C HERETO.

      Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise in their proxies.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF AUDITORS

      The Audit Committee has appointed Ernst & Young LLP, independent certified public accountants, as auditors of Corinthian’s financial statements for the fiscal year ended June 30, 2004. Ernst & Young LLP has acted as auditors for Corinthian since February 2002. The Audit Committee has determined to afford stockholders the opportunity to express their opinions on the matter of auditors, and, accordingly, is submitting to the stockholders at the Annual Meeting a proposal to ratify the Audit Committee’s appointment of Ernst & Young LLP. If a majority of the shares voted at the Annual Meeting, in person or by proxy, are not voted in favor of the ratification of the appointment of Ernst & Young LLP, the Audit Committee will interpret this as an instruction to seek other auditors. It is expected that representatives of Ernst & Young LLP will be present at the meeting and will be available to respond to appropriate questions. They will be given an opportunity to make a statement if they desire to do so.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF CORINTHIAN’S FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED JUNE 30, 2004.

MISCELLANEOUS AND OTHER MATTERS; SOLICITATION

      The cost of this proxy solicitation will be borne by Corinthian. Corinthian may request banks, brokers, fiduciaries, custodians, nominees and certain other record holders to send proxies, proxy statements and other materials to their principals at Corinthian’s expense. Such banks, brokers, fiduciaries, custodians, nominees and other record holders will be reimbursed by Corinthian for their reasonable out-of-pocket expenses of solicitation. Corinthian expects to hire Georgeson Shareholder Communication, Inc. (“Georgeson”) to solicit proxies. Corinthian expects to pay Georgeson a fee of approximately $8,000 for this service, plus expenses.

PROPOSALS OF STOCKHOLDERS

      Stockholder proposals intended to be considered at Corinthian’s 2004 Annual Meeting of Stockholders must be received by the Secretary of Corinthian at its principal executive offices no later than June 17, 2004 in order to be considered for inclusion in Corinthian’s Proxy Statement and form of proxy relating to that meeting. If a stockholder notifies Corinthian of such stockholder’s intent to present a proposal for consideration at Corinthian’s 2004 Annual Meeting of Stockholders after August 31, 2004, Corinthian, acting through the persons named as proxies in the proxy materials for such meeting, may exercise discretionary voting authority with respect to such proposal without including information regarding such proposal in its proxy materials.

OTHER BUSINESS

      The Board of Directors is not aware of any other matters to be presented at the Annual Meeting other than those mentioned in Corinthian’s Notice of Annual Meeting of Stockholders enclosed herewith. If any other matters are properly brought before the Annual Meeting, however, it is intended that the persons named in the proxy will vote as the Board of Directors directs.

ADDITIONAL INFORMATION

      Included herewith and incorporated herein by this reference is a copy of Corinthian’s Annual Report for its fiscal year ended June 30, 2003, as filed with the Commission. Corinthian files annual, quarterly and special reports, proxy statements and other information with the Commission. You may read and copy any reports, statements or other information we file at the Commission’s public reference rooms in

Washington, D.C., New York, New York and Chicago, Illinois. Please call the Commission at 1-800-SEC-0330 for further information on the public reference rooms. Our Commission filings are also available to the public from commercial document retrieval services and at the web site maintained by the Commission at http://www.sec.gov.

By order of the Board of Directors

David G. Moore
Chairman of the Board
and Chief Executive Officer

Santa Ana, California

October 15, 2003

ALL STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

APPENDIX A

CORINTHIAN COLLEGES, INC.

AMENDED AND RESTATED CHARTER OF THE

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

AS OF AUGUST 25, 2003

I.      PURPOSE

The primary function and purpose of the Audit Committee (sometimes referred to herein as the “Committee”) shall be to assist the Board of Directors (the “Board”) of Corinthian Colleges, Inc. (this “Corporation”) in fulfilling its oversight responsibilities by reviewing and providing direction on the following matters:

(1)	The financial reports and other financial information provided by the Corporation to any governmental body or the public;

(2)	This Corporation’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and

(3)	This Corporation’s auditing, accounting and financial reporting processes generally.

Consistent with this function, the Committee shall encourage continuous improvement of, and foster adherence to, the Corporation’s policies, procedures and practices at all levels. The Committee’s primary duties and responsibilities are to:

(1)	serve as an independent and objective party to monitor the Corporation’s financial reporting process and internal control system;

(2)	review and appraise the audit efforts of the corporation’s independent accountants and internal auditing department;

(3)	provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board

(4)	oversee the appointment, compensation, and review of the work of any registered public accounting firm employed by the Corporation (including the resolution of disagreements between management and the auditing firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and shall direct that such accounting firm report directly to the Committee.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section III of this Charter.

I.      COMPOSITION

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be “Independent Directors” (as defined herein), and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. For purposes of this charter, the term “Independent Directors” shall mean directors who (i) are not currently, and have not been for the past three (3) years, employees of the Corporation, (ii) other than in his or her capacity as a director and a member of any other committee of the Board, has not, from and after July 30, 2002, accepted any consulting, advisory, or other compensatory fee from the Corporation or any of its consolidated subsidiaries, (iii) have not been affiliated persons of the Corporation or any subsidiary thereof, and (iv) who are free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as a Committee member. All members of the Committee shall have a working familiarity with basic finance and accounting practices. At least one member of the Committee shall be a “financial expert,” as such term is defined by rules adopted by the Securities and Exchange Commission pursuant to Section 407 of the Sarbanes-Oxley Act of 2002. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. The Board shall have the power to increase the size of the Committee and to appoint members to fill vacancies or newly created positions on the Committee. Unless a chair is elected by the full Board, the members of the Committee may designate a chair by majority vote of the full Committee membership.

II.  MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the committee or at least its chair should meet with the independent accountants and management quarterly to review the Corporation’s financials consistent with Article IV below.

III. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

          Documents/ Reports Review

(1)	Review this Charter at least annually, and update the Charter as conditions dictate.

(2)	Review the organization’s annual financial statements and any reports or other financial information submitted to the Securities and Exchange Commission, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

(3)	Review the regular internal reports to management prepared by the internal auditing department and management’s response.

(4)	Review with financial management and the independent accountants the financial information to be included in any Forms 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

          Independent Accountants

(5)	Select and retain, on behalf of the Corporation, any registered public accounting firm employed by the Corporation, considering, among other matters, such firm’s independence and effectiveness and approve the fees and other compensation to be paid to such registered public accounting firm. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants’ independence.

(6)	Review, in advance, any proposed non-audit services proposed to be performed by the Corporation’s independent public accounting firm.

(7)	Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

(8)	Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization’s financial statements.

          Financial Reporting Processes

(9)	In consultation with the independent accountants and the internal auditors, review the integrity of the organization’s financial reporting processes, both internal and external.

(10)	Consider the independent accountants’ judgments about the quality and appropriateness of the Corporation’s accounting principles as applied in its financial reporting.

(11)	Consider and approve, if appropriate, major changes to the Corporation’s auditing and accounting principles and practice as suggested by the independent accountants, management, or the internal auditing department.

          Process Improvement

(12)	Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

(13)	Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

(14)	Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

(15)	Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

          Ethical and Legal Compliance

(16)	Establish, review and update periodically a Code of Ethics for senior financial officers as required by any rules adopted by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, and ensure that management has established a system to enforce this Code.

(17)	Review management’s monitoring of the Corporation’s compliance with the Corporation’s Code of Ethics, and ensure that management has the proper review system in place to ensure that Corporation’s financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

(18)	Review, with the organization’s counsel, any legal matter that could have a significant impact on the organization’s financial statements.

(19)	Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

(20)	Perform any other activities consistent with this Charter, the Corporation’s By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

IV. DELEGATION OF AUTHORITY

To fulfill its responsibilities and duties, the Audit Committee shall have the authority to engage independent counsel and other advisors as it deems necessary to carry out its duties. The Corporation shall provide for appropriate funding, as determined by the Committee, for payment of (i) compensation to the registered public accounting firm employed by the Corporation for the purpose of rendering or issuing an audit report, and (ii) any advisors employed by the Committee pursuant to the immediately preceding sentence.

APPENDIX B

RESTATED CERTIFICATE OF INCORPORATION OF

CORINTHIAN COLLEGES, INC.,

A DELAWARE CORPORATION

      Corinthian Colleges, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

(1) The name of the Corporation is Corinthian Colleges, Inc. The Corporation was originally incorporated under the same name, and the original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on July 24, 1996.

(2) The first Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on August 23, 1996.

(3) The second Restated Certificate of Incorporation of the Corporation was filed with the Secretary of the State of Delaware on September 24, 1996.

(4) The third Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on November 21, 1997.

(5) The fourth Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on February 3, 1999.

(6) The fifth Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on November 29, 2001.

(7) This sixth Restated Certificate of Incorporation amends, restates and supersedes the Certificate of Incorporation as originally filed and thereafter amended and restated, was duly adopted in accordance with the provisions of Section 242 and 245 of the General Corporation Law of the State of Delaware, and was approved by the stockholders of the Corporation at a duly noticed meeting of the stockholders.

(8) The text of the fifth Restated Certificate of Incorporation of the Corporation, filed with the Secretary of State of the State of Delaware on November 29, 2001, as it may have heretofore been amended or supplemented, is hereby amended, restated and superseded to read in its entirety as follows:

RESTATED CERTIFICATE OF INCORPORATION OF

CORINTHIAN COLLEGES, INC.

ARTICLE I:     Name

      The name of this corporation (the “Corporation”) is Corinthian Colleges, Inc.

ARTICLE II:     Registered Office

      The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle, and the name of its registered agent at that address is Corporation Trust Company.

ARTICLE III:     Purpose

      The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV:     Capital Stock

A. The Corporation is authorized to issue two classes of stock designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of capital stock which the Corporation has authority to issue is 120,500,000 shares, consisting of 120,000,000 shares of Common Stock, par value $0.0001 per share, and 500,000 shares of Preferred Stock, par value $1.00 per share.

B. Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation is hereby authorized to determine and alter all rights, preferences, privileges and qualifications, limitations and restrictions thereof (including, without limitation, voting rights and the limitation and exclusion thereof) granted to or imposed upon any wholly unissued series of Preferred Stock and the number of shares constituting any such series and the designation thereof, and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series then outstanding. In the event that the number of shares of any series is so decreased, the shares constituting such reduction shall resume the status that such shares had prior to the adoption of the resolution originally fixing the number of shares of such series.

ARTICLE V:     Management

A. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors of the Corporation. All vacancies and newly created directorships resulting from any increase in the authorized number of directors, as well as any other vacancies, shall be filled exclusively by a majority of the directors in office immediately prior to such increase. All of the powers of the Corporation, insofar as the same may be lawfully vested by this Certificate of Incorporation in the Board of Directors, are hereby conferred upon the Board of Directors of the Corporation.

B. The number of directors constituting the entire Board shall be not less than three nor more than nine as fixed from the time to time, in accordance with the Bylaws, provided, however, that the number of directors shall not be reduced so as to shorten the term of any director at the time in office, and provided further, that the number of directors constituting the entire Board shall be seven until otherwise fixed in accordance with the Bylaws.

C. The Board of Directors shall be divided into three classes, as nearly equal in numbers as the then number of directors constituting the entire Board permits with the term of office of one class expiring each year. The three classes of directors shall be designated Class I, Class II, and Class III. The Board of Directors shall (i) assign one of the three current directors to each of Class I, Class II, and

Class III, respectively (ii) determine, within the constraints of this Article V the number of directors of each class, and (iii) pursuant to this Article V fill any vacancies. The initial term of office of the directors of Class I shall expire at the annual meeting of stockholders to be held during fiscal year 2000, the initial term of office of the directors of Class II shall expire at the annual meeting to be held during fiscal year 2001 and the initial term of office of the directors of Class III shall expire at the annual meeting to be held during fiscal year 2002. At each annual meeting, commencing with the annual meeting to be held during fiscal year 2000, each of the successors to the directors of the class whose term shall have expired at such annual meeting shall be elected for a term running until the third annual meeting next succeeding his or her election and until his or her successor shall have been duly elected and qualified.

D. Notwithstanding any other provision contained in this Certificate of Incorporation or the Bylaws of the Corporation, any director or the entire Board of Directors of the Corporation may be removed, but only for cause and only by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Corporation then entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose.

ARTICLE VI:     Limitation of Director Liability and Indemnification

      To the fullest extent permitted by the Delaware General Corporation Law as the same exists or may hereafter be amended, a director of this Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. The liability of a director of the Corporation to the Corporation or its stockholders for monetary damages shall be eliminated to the fullest extent permissible under applicable law in the event it is determined that Delaware law does not apply. The Corporation shall, to the fullest extent permitted by law, as now or hereafter in effect, indemnify its directors and officers against any liabilities, losses or related expenses which they may incur by reason of serving or having served as directors or officers of the Corporation, or serving or having served at the request of the Corporation as directors, officers, trustees, partners, employees or agents of any entity in which the Corporation has an interest. Such right to indemnification shall continue as to a person who has ceased to be a director or officer of the Corporation and shall inure to the benefit of such person’s heirs, executors and personal and legal representatives. The right to indemnification conferred by this Article VI shall include the right to be paid by the Corporation the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition. Notwithstanding the foregoing, the Corporation shall not be obligated to indemnify any director or officer (or any of such person’s heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by such person (except for a proceeding to enforce rights to indemnification) unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors.

      The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article VI to directors and officers of the Corporation.

      The rights to indemnification and to the advance of expenses conferred in this Article VI shall not be exclusive of any other right which any person may have or hereafter acquire under this Certificate of Incorporation, the Bylaws of the Corporation, any statute, agreement, vote of stockholders or disinterested directors or otherwise.

      Any repeal or modification of this Article VI shall not result in any liability of a director, or any change or reduction in the indemnification to which a director, officer, employee or agent would otherwise be entitled, with respect to any action or omission occurring prior to such repeal or modification.

ARTICLE VII:     Call of Special Meetings

      Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time by the Board of Directors, or by a majority of the members of the Board. Special meetings of the stockholders may not be called by the stockholders.

ARTICLE VIII:     No Stockholder Action by Written Consent

      No action required to be taken or which may be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, and the powers of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

ARTICLE IX:     Amendment of Corporate Documents

A. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, except as provided in paragraph B of this Article IX and all rights conferred upon the stockholders herein are granted subject to this reservation.

B. The affirmative vote of a majority of the outstanding stock entitled to vote, and a majority of the outstanding stock of any particular class or series of the capital stock of the Corporation, shall be required to alter, amend, rescind or repeal any provision of this Certificate of Incorporation; provided, however, that notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any requirement of applicable law and any affirmative vote of the holders of any particular class or series of the capital stock of the Corporation, the approval by a majority of the directors of the Corporation then in office and the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of the voting stock entitled to vote, voting together as a single class, shall be required to alter, amend, rescind or repeal any provision of Articles V, VI or IX.

C. The Board of Directors of the Corporation shall have the power to adopt, amend, alter, change and repeal any Bylaws of the Corporation by vote of a majority of the members of the Board of Directors of the Corporation then in office.

      IN WITNESS WHEREOF, Corinthian Colleges, Inc. has caused this Restated Certificate of Incorporation to be signed by David G. Moore, its Chairman and Chief Executive Officer this      day of                     , 2003.

CORINTHIAN COLLEGES, INC.

By:

David G. Moore
Chairman and Chief Executive Officer

APPENDIX C

CORINTHIAN COLLEGES, INC.

2003 PERFORMANCE AWARD PLAN

1.	The Plan.

1.1	Purpose. The purpose of this Plan is to promote the success of the Company and the interests of its stockholders by attracting, motivating, retaining and rewarding directors, officers, employees and other eligible persons with awards and incentives for high levels of individual performance and improved financial performance of the Company. Capitalized terms used herein are defined in Section 7.

1.2	Administration and Authorization; Power and Procedure.

1.2.1	The Administrator. This Plan shall be administered by and all Awards under this Plan shall be authorized by the Administrator. The “Administrator” means the Board or one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors of the Corporation or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors of the Corporation may also delegate, to the extent permitted by Section 157(c) of the Delaware General Corporation Law and any other applicable law, to one or more officers of the Corporation, its powers under this Plan (a) to designate the officers and employees of the Company who will receive grants of rights or options to purchase shares of Common Stock, and (b) to determine the number of rights or options to be received by them, pursuant to a resolution that specifies the total number of rights or options that may be granted under the delegation, provided that no officer may be delegated the power to designate himself or herself as a recipient of such options or rights. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan. Unless otherwise provided in the Bylaws of the Corporation or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute action by the acting Administrator.

With respect to awards intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Code, this Plan shall be administered by a committee consisting solely of two or more “outside directors” of the Corporation (as this requirement is applied under Section 162(m) of the Code); provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. Award grants, and transactions in or involving awards, intended to be exempt under Rule 16b-3 under the Exchange Act, must be duly and timely authorized by the Board or a committee consisting solely of two or more “non-employee directors” of the Corporation (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable listing agency, this Plan shall be administered by a committee composed entirely of independent directors of the Corporation (within the meaning of the applicable listing agency).

1.2.2	Plan Awards; Interpretation; Powers of Administrator. Subject to the express provisions of this Plan and any express limitations on the delegated authority of an Administrator, the Administrator will have the authority to:

(a)	determine eligibility and, from the group of Eligible Persons, select the particular Eligible Persons who will receive Awards under this Plan;

(b)	grant Awards to Eligible Persons, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards will become exercisable or will vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such Awards;

(c)	approve the forms of Award Agreements (which need not be identical either as to type of Award or among Participants);

(d)	construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the Awards granted under this Plan;

(e)	cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Persons, subject to any required consent under Section 6.6 and any stockholder approval required under Section 6.6.5;

(f)	accelerate or extend the exercisability or extend the term of any or all such outstanding Awards within the maximum ten-year term of Awards under Section 1.6 in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature);

(g)	determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator’s action (unless otherwise designated by the Administrator, the date of grant of an award shall be the date upon which the Administrator took the action granting an award);

(h)	determine whether, and the extent to which, adjustments are required pursuant to Section 6.3 hereof and authorize the termination, conversion, substitution or succession of awards upon the occurrence of an event of the type described in Section 6.3;

(i)	acquire or settle (subject to Sections 6.3 and 6.6) rights under awards in cash, stock of equivalent value, or other consideration; and

(j)	determine Fair Market Value for Plan purposes and make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

1.2.3	Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any Award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

1.2.4	Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Administrator or the Board, as the case may be, may obtain and may rely upon the advice of experts, including employees of and professional advisors to the Corporation. No director, officer or agent of the Company will be liable for any such action or determination taken or made or omitted in good faith.

1.2.5	Delegation. The Administrator may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

1.3	Participation. Discretionary Awards may be granted by the Administrator only to those persons that the Administrator determines to be Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Administrator so determines.

1.4	Shares Available for Awards; Share Limits.

1.4.1	Shares Available. Subject to the provisions of Section 6.3, the capital stock that may be delivered under this Plan will be shares of the Corporation’s authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. The shares may be delivered for any lawful consideration.

1.4.2	Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted to Eligible Persons under this Plan (the “Share Limit”) is equal to the sum of (a) 2,700,000 shares, plus (b) the number of any shares subject to stock options granted under the Corporation’s 1998 Performance Award Plan (the “1998 Plan”) which expire, or for any reason are cancelled or terminated, after the Effective Date (as defined in Section 8.6.1) without being exercised. The following limits also apply with respect to awards granted under this Plan:

(a)	The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as incentive stock options granted under this Plan is 2,700,000 shares.

(b)	The maximum number of shares of Common Stock subject to those Options and Stock Appreciation Rights that are granted during any calendar year to any individual under this Plan is 500,000 shares.

(c)	The maximum number of shares of Common Stock subject to all Awards that are granted during any calendar year to any individual under this Plan is 500,000 shares. This limit does not apply, however, to shares delivered in respect of compensation earned but deferred.

(d)	The maximum number of shares of Common Stock that may be delivered pursuant to awards granted to Non-Employee Directors in the aggregate is 400,000 shares. This limit does not apply, however, to shares delivered in respect of compensation earned but deferred.

(e)	The maximum number of shares of Common Stock that may be delivered pursuant to awards granted under this Plan, other than in the circumstances described in the next sentence, is 1,000,000 shares. This limit does not apply, however, to the following: (i) shares delivered in respect of compensation earned but deferred, and (ii) except as expressly provided in Section 2.2.1 or Section 3.3.1, as applicable (with respect to

“discounted” Option or SAR grants which shall count against this limit to the extent provided in such Section), shares delivered pursuant to Option or SAR grants.

(f)	Additional limits with respect to Performance-Based Awards are set forth in Section 5.2.

               Each of the foregoing numerical limits is subject to adjustment as contemplated by Section 1.4.3, Section 6.4, and Section 6.15.

1.4.3	Awards Settled in Cash, Reissue of Awards and Shares. To the extent that an Award is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the shares available for issuance under this Plan. In the event that shares are delivered in respect of a dividend equivalent, Stock Appreciation Right, or other Award, only the actual number of shares delivered with respect to the Award shall be counted against the share limits of this Plan. Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent Awards under this Plan. Shares that are exchanged by a Participant or withheld by the Corporation as full or partial payment in connection with any Award under this Plan or the 1998 Plan (with respect to such a payment in connection with any award under the 1998 Plan, only to the extent such transaction occurs after the Effective Date), as well as any shares exchanged by a Participant or withheld by the Company to satisfy the tax withholding obligations related to any award under this Plan or the 1998 Plan (with respect to such an exchange or withholding in connection with any award under the 1998 Plan, only to the extent such transaction occurs after the Effective Date), shall be available for subsequent awards under this Plan. Refer to Section 6.15 for application of the foregoing share limits with respect to assumed awards. The foregoing adjustments to the share limits of this Plan are subject to any applicable limitations under Section 162(m) of the Code with respect to awards intended as performance-based compensation thereunder and are further subject to any applicable limitations under Section 422 of the Code with respect to awards intended as Incentive Stock Options.

1.4.4	Reservation of Shares. The Corporation shall at all times reserve a number of shares of Common Stock sufficient to cover the Corporation’s obligations and contingent obligations to deliver shares with respect to Awards then outstanding under this Plan (exclusive of any dividend equivalent obligations to the extent the Corporation has the right to settle such rights in cash).

1.5	Grant of Awards. Subject to the express provisions of this Plan, the Administrator will determine the number of shares of Common Stock subject to each Award, the price (if any) to be paid for the shares or the Award and, in the case of performance share awards, in addition to matters addressed in Section 1.2.2, the specific objectives, goals and “business criteria” as such term is used in Section 5.2 that further define the terms of the performance share award. Each Award will be evidenced by an Award Agreement signed by the Corporation and, if required by the Administrator, by the Participant.

1.6	Award Period. Any Option, SAR, warrant or similar right shall expire and any other Award shall either vest or be forfeited not more than 10 years after the date of grant; provided, however, that any payment of cash or delivery of stock pursuant to an Award may be delayed until a future date if specifically authorized by the Administrator in writing.

1.7	Limitations on Exercise and Vesting of Awards.

1.7.1	Provisions for Exercise. An Award will be exercisable or will vest at the time or times provided by the Administrator in the applicable Award Agreement, and once exercisable an Award will remain exercisable until the expiration or earlier termination of the Award.

1.7.2	Procedure. Any exercisable Award will be deemed to be exercised when the Corporation receives written notice of such exercise from the Participant together with any required payment made in accordance with Section 1.9.

1.7.3	Fractional Shares/ Minimum Issue. Fractional share interests will be disregarded, but may be accumulated. The Administrator, however, may determine in the case of Eligible Persons that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100* shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

1.8	No Transferability; Limited Exception to Transfer Restrictions.

1.8.1	Limit On Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 1.8, by applicable law and by the Award Agreement, as the same may be amended, (i) all Awards are non-transferable and will not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; Awards will be exercised only by the Participant; and (ii) amounts payable or shares issuable pursuant to an Award will be delivered only to (or for the account of) the Participant.

1.8.2	Exceptions. The Administrator may permit Awards to be exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant’s immediate family, trusts or other entities controlled by or whose beneficiaries or beneficial owners are the Participant and/or members of the Participant’s immediate family, pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may establish. Any permitted transfer shall be subject to the condition that the Administrator receive evidence satisfactory to it that the transfer (a) is being made for essentially donative, estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration or in exchange for an interest in a qualified transferee), and (b) will not compromise the Corporation’s ability to register shares issuable under this Plan on Form S-8 under the Securities Act. Notwithstanding the foregoing or anything in Section 1.8.3, Incentive Stock Options and Restricted Stock Awards shall be subject to any and all additional transfer restrictions under the Code to the extent necessary to maintain the intended tax consequences of such awards.

1.8.3	Further Exceptions to Limits On Transfer. The exercise and transfer restrictions in Section 1.8.1 will not apply to:

(a)	transfers to the Corporation,

(b)	the designation of a beneficiary to receive benefits if the Participant dies or, if the Participant has died, transfers to or exercises by the Participant’s Beneficiary, or, in the absence of a validly designated Beneficiary, transfers by will or the laws of descent and distribution,

(c)	subject to any applicable limitations on Incentive Stock Options, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Administrator,

(d)	if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by the Participant’s legal representative, or

(e)	the authorization by the Administrator of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Administrator.

1.9	Consideration for Common Stock or Awards. The purchase price for any Award granted under this Plan or the Common Stock to be delivered pursuant to an Award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator, including, without limitation, one or a combination of the following methods:

•	services rendered by the recipient of such Award;

•	cash, check payable to the order of the Corporation, or electronic funds transfer;

•	notice and third party payment in such manner as may be authorized by the Administrator;

•	the delivery of previously owned shares of Common Stock;

•	by a reduction in the number of shares otherwise deliverable pursuant to the Award; or

•	subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

In no event, however, shall any shares newly-issued by the Corporation be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. In the event that the Administrator allows a Participant to exercise an Award by delivering shares of Common Stock previously owned by such Participant and unless otherwise expressly provided by the Administrator, any shares delivered which were initially acquired by the Participant from the Corporation (upon exercise of an Option or otherwise) must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise. The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 6.5 and any other conditions to exercise or purchase have been satisfied. Unless otherwise expressly provided in the applicable Award Agreement, the Administrator may at any time eliminate or limit a participant’s ability to pay the purchase or exercise price of any Award or shares by any method other than cash payment to the Corporation.

2.          Options.

2.1	Grants. One or more Options may be granted under this Section 2 to any Eligible Person. Each Option granted will be designated in the applicable Award Agreement, by the Administrator, as either an Incentive Stock Option, subject to Section 2.3, or a Nonqualified Stock Option.

2.2       Option Price.

2.2.1	Pricing Limits. The purchase price per share of the Common Stock covered by each Option will be determined by the Administrator at the time of the Award; provided that the purchase price per share of the Common Stock covered by each Option will not be less than 100% of the Fair Market Value of the Common Stock on the date of grant of the Option except as follows: (a) in the case of an Option granted retroactively in tandem with or as a substitution for another Award, the per share exercise price may be no lower than the Fair Market Value of a share of Common Stock on the date such other Award was granted (to the extent consistent with Sections 422 and 424 of the Code in the case of Options intended as Incentive Stock Options); and (b) in any other circumstances, a Nonqualified Stock Option may be granted with a per share exercise price that is less than the Fair Market Value of a share of Common Stock on the date of grant, provided that any shares delivered in respect of such Option shall be charged against the limit of Section 1.4.2(e) (the limit on full-value awards) as well as any other applicable limit under Section 1.4.2. In no case shall the purchase price per share of the Common Stock covered by an Option be less than the par value of such a share.

2.2.2	Payment Provisions. The purchase price of any shares purchased on exercise of an Option granted under this Section 2 will be paid in full at the time of each purchase in one or a combination of the methods set forth in Section 1.9, as permitted or required by the Administrator.

2.3       Limitations on Grant and Terms of Incentive Stock Options.

2.3.1	$100,000 Limit. To the extent that the aggregate “Fair Market Value” of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company or any parent corporation, such options will be treated as Nonqualified Stock Options. For this purpose, the “Fair Market Value” of the stock subject to options will be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options will be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

2.3.2	Option Period. Subject to Section 1.6, each Option and all rights thereunder will expire no later than 10 years after the Award Date.

2.3.3	Other Code Limits. Incentive Stock Options may only be granted to Eligible Employees of the Corporation or a Subsidiary that satisfies the other eligibility requirements of the Code. There will be imposed in any Award Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an “incentive stock option” as that term is defined in Section 422 of the Code.

2.3.4	Limits on 10% Holders. No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

3.          Stock Appreciation Rights (Including Limited Stock Appreciation Rights).

3.1	Grants. The Administrator may grant to any Eligible Person Stock Appreciation Rights either concurrently with the grant of another Award or in respect of an outstanding Award, in whole or in part, or independently of any other Award. Any Stock Appreciation Right granted in connection with an Incentive Stock Option will contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder, unless the holder otherwise agrees.

3.2       Exercise of Stock Appreciation Rights.

3.2.1	Exercisability. Unless the Award Agreement or the Administrator otherwise provides, a Stock Appreciation Right related to another Award will be exercisable at such time or times, and to the extent, that the related Award will be exercisable.

3.2.2	Stand-Alone SARs. A Stock Appreciation Right granted independently of any other Award will be exercisable pursuant to the terms of the Award Agreement but in no event earlier than six months after the Award Date, except in the case of death or Total Disability.

3.2.3	Proportionate Reduction. If an SAR extends to less than all the shares covered by the related Award and if a portion of the related Award is thereafter exercised, the number of shares subject to the unexercised SAR shall be reduced only if and to the extent that the remaining number of shares covered by such related Award is less than the remaining number of shares subject to such SAR.

3.3       Payment.

3.3.1	Amount. Unless the Administrator otherwise provides, upon exercise of a Stock Appreciation Right and the attendant surrender of an exercisable portion of any related Award, the Participant will be entitled to receive, subject to Section 6.5, payment of an amount determined by multiplying:

(a)	the difference (which shall not be less than zero) obtained by subtracting the Base Price of the Stock Appreciation Right from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

(b)	the number of shares with respect to which the Stock Appreciation Right has been exercised.

The “Base Price” of a Stock Appreciation Right will be determined by the Administrator at the time of the Award; provided that the Base Price per Stock Appreciation Right will not be less than 100% of the Fair Market Value of the Common Stock on the date of grant of the Award except as follows: (a) in the case of a Stock Appreciation Right granted retroactively in tandem with or as a substitution for another Award, the Base Price may be no lower than the Fair Market Value of a share of Common Stock on the date such other Award was granted; and (b) in any other circumstances, a Stock Appreciation Right may be granted with a Base Price that is less than the Fair Market Value of a share of Common Stock on the date of grant, provided that any shares delivered in respect of such Stock Appreciation Right shall be charged against the limit of Section 1.4.2(e) (the limit on full-value awards) as well as any other applicable limit under Section 1.4.2.

3.3.2	Form of Payment. The Administrator, in its sole discretion, will determine the form in which payment will be made of the amount determined under Section 3.3.1 above, either solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, but the Administrator will have determined that such exercise and payment are consistent with applicable law. If the Administrator permits the Participant to elect to receive cash or shares (or a combination thereof) on such exercise, any such election will be subject to such conditions as the Administrator may impose.

3.4	Limited Stock Appreciation Rights. The Administrator may grant to any Eligible Person Stock Appreciation Rights exercisable only upon or in respect of a change in control or any other specified event (“Limited SARs”) and such Limited SARs may relate to or operate in tandem or combination with, or substitution for, Options, other SARs or other Awards (or any combination thereof), and may be payable in cash or shares based on the spread between the base price of the SAR and a price based upon or equal to the Fair Market Value of the Common Stock during a specified period or at a specified time within a specified period before, after or including the date of such event.

4.          Restricted Stock and Stock Unit Awards.

4.1	Grants. Subject to any applicable limitations under Delaware law and to such rules and procedures as the Administrator may establish from time to time:

4.1.1	Restricted Stock. The Administrator may grant one or more Restricted Stock Awards to any Eligible Person. Each Restricted Stock Award Agreement will specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable state law) to be paid by the Participant, the extent (if any) to which and the time (if ever) at which the Participant will be entitled to dividends, voting and other rights in respect of the shares prior to vesting, and the restrictions (which may be based on performance criteria, passage of time or other factors or any combination thereof) imposed on such shares and the conditions of release or lapse of such restrictions. Such restrictions will not lapse earlier than six months after the Award Date, except to the extent the Administrator may otherwise provide. Stock certificates evidencing shares of Restricted Stock pending the lapse of the restrictions (“Restricted Shares”) will bear a legend making appropriate reference to the restrictions imposed hereunder and will be held by the Corporation or by a third party designated by the Administrator until the restrictions on such shares have lapsed and the shares have vested in accordance with the provisions of the Award and Section 1.7. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurances and documents as the Administrator may require to enforce the restrictions.

4.1.2	Stock Units. The Administrator may authorize and grant to any Eligible Person a Stock Unit Award, or the crediting of Stock Units for services rendered or to be rendered or in lieu of other compensation, consistent with other applicable terms of this Plan, may permit an Eligible Person to irrevocably elect to defer by means of Stock Units or receive in Stock Units all or a portion of any Award hereunder, or may grant Stock Units in lieu of, in exchange for, in respect of, or in addition to any other compensation or Award under this Plan. The specific terms, conditions, and provisions relating to each Stock Unit grant or election, including the applicable vesting and payout provisions of the Stock Units and the form of payment to be made at or following the vesting thereof, shall be set forth in or pursuant to the applicable Award Agreement or and any relevant Company deferred compensation plan.

4.2       Restrictions.

4.2.1	Pre-Vesting Restraints. Except as provided in Sections 4.1 and 1.8, restricted shares comprising any Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on such shares have lapsed and the shares have become vested.

4.2.2	Dividend and Voting Rights. Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award will be entitled to cash dividend and voting rights for all shares issued even though they are not vested, but such rights will terminate immediately as to any Restricted Shares which cease to be eligible for vesting.

4.2.3	Cash Payments. If the Participant has paid or received cash (including any dividends) in connection with the Restricted Stock Award, the Award Agreement will specify whether and to what extent such cash will be returned (with or without an earnings factor) as to any restricted shares that cease to be eligible for vesting.

4.3	Return to the Corporation. Unless the Administrator otherwise expressly provides, Restricted Shares or Stock Units that remain subject to vesting conditions at the time of termination of employment will not vest and will be returned to the Corporation or cancelled, as the case may be, in such manner and on such terms as the Administrator provides.

5.	Performance Share Awards and Stock Bonuses.

5.1	Grants of Performance Share Awards. The Administrator may grant Performance Share Awards to Eligible Employees based upon such factors as the Administrator deems relevant in light of the specific type and terms of the award. An Award Agreement will specify the maximum number of shares of Common Stock (if any) subject to the Performance Share Award, the consideration (but not less than the minimum lawful consideration) to be paid for any such shares as may be issuable to the Participant, the duration of the Award and the conditions upon which delivery of any shares or cash to the

Participant will be based. The amount of cash or shares or other property that may be deliverable pursuant to such Award will be based upon the degree of attainment over a specified period of not more than 10 years (a “performance cycle”) as may be established by the Administrator of such measure(s) of the performance of the Company (or any part thereof) or the Participant as may be established by the Administrator. The Administrator may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award, in the event of the Participant’s death, Retirement, or Total Disability, a Change in Control Event or in such other circumstances as the Administrator (consistent with Section 6.10.3(b), if applicable) may determine.

5.2	Section 162(m) Performance-Based Awards. Without limiting the generality of Section 5.1 or any other type of award otherwise authorized under this Plan, any type of award authorized under this Plan may be, and Options and Stock Appreciation Rights granted with an exercise or base price not less than the Fair Market Value of a share of Common Stock at the date of grant (“Qualifying Options” and “Qualifying SARS,” respectively) typically will be, granted as awards intended to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code (“Performance-Based Awards”). A Performance-Based Award may also be granted as a cash award that is not related to shares of Common Stock. The grant, vesting, exercisability or payment of Performance-Based Awards may depend (or, in the case of Qualifying Options or Qualifying SARs, may also depend) on the degree of achievement of one or more performance goals relative to a pre-established targeted level or level using one or more of the Business Criteria set forth below (on an absolute or relative basis) for the Corporation on a consolidated basis or for one or more of the Corporation’s subsidiaries, segments, divisions or business units, or any combination of the foregoing. Any Qualifying Option or Qualifying SAR shall be subject only to the requirements of Section 5.2.1 and 5.2.2 in order for such award to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Award. Any other Performance-Based Award shall be subject to all of the following provisions of this Section 5.2.

5.2.1	Eligible Class. The eligible class of persons for Performance-Based Awards under this Section 5.2 shall be officers and employees of the Company. The Administrator approving Performance-Based Awards or making any certification required pursuant to Section 5.2.3 must be constituted as provided in Section 1.2.1 for awards that are intended as performance-based compensation under Section 162(m) of the Code.

5.2.2	Form of Payment; Maximum Performance-Based Award. Awards under this Section 5.2 may be paid in cash or shares of Common Stock or any combination thereof. Grants of Qualifying Options and Qualifying SARs to any one Participant in any one calendar year shall be subject to the limit set forth in Section 1.4.2(b). The maximum number of shares of Common Stock which may be delivered pursuant to all Performance-Based Awards, Qualifying Options and Qualifying SARs (other than cash awards covered by the following sentence) that are granted to any one Participant in any one calendar year, in the aggregate, shall be subject to the limit set forth in Section 1.4.2(c). In addition, the aggregate amount of compensation to be paid to any one Participant in respect of all Performance-Based Awards payable only in cash and not related to shares of Common Stock and granted to that Participant in any one calendar year shall not exceed $2,000,000. Awards that are cancelled during the year shall be counted against these limits to the extent required by Section 162(m) of the Code.

5.2.3	Performance Goals. The specific performance goals for Performance-Based Awards (other than Qualifying Options and Qualifying SARs) shall be, on an absolute or relative basis, established based on one or more of the following business criteria (“Business Criteria”) as selected by the Administrator in its sole discretion: earnings per share, cash flow (which means cash and cash equivalents derived from either net cash flow from operations or net cash flow from operations, financing and investing activities), stock appreciation, total stockholder return, revenue, revenue growth, operating income (before or after taxes), growth in operating income (before or after taxes), earnings (before or after interest, taxes, depreciation and/or amortization), earnings growth (before or after interest, taxes, depreciation and/or amortization), return on equity or on assets or on net investment, cost containment or reduction, or any combination thereof. These terms are used as applied under generally accepted accounting principles or in the Company’s financial reporting. To qualify awards as performance-based under Section 162(m), the applicable Business Criterion (or Business Criteria, as the case may be) and specific performance goal or goals (“targets”) must be established and approved by the Administrator during the first 90 days of the performance period (and, in the case of performance periods of less than one year, in no event more than 25% of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code. Performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets. The applicable performance measurement period may not be less than three months nor more than 10 years.

5.2.4	Administrator Certification. Before any Performance-Based Award under this Section 5.2 (other than Qualifying Options and Qualifying SARs) is paid and to the extent required to qualify the award as performance-based compensation within the meaning of Section 162(m) of the Code, the Administrator must certify in writing that the performance target(s) and any other material terms of the Performance-Based Award were in fact timely satisfied.

5.2.5	Administrator Discretion. The Administrator will have the discretion to determine the restrictions or other limitations of the individual Awards granted under this Section 5.2 including the authority to reduce Awards, payouts or vesting or to pay no Awards, in its sole discretion, if the Administrator expressly preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

5.2.6	Expiration of Grant Authority. As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Administrator’s authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than Qualifying Options and Qualifying SARs) shall terminate upon the first meeting of the Corporation’s stockholders that occurs in the fifth year following the year in which the Corporation’s stockholders first approve this Plan.

5.3	Grants of Stock Bonuses. The Administrator may grant a Stock Bonus to any Eligible Person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Administrator. The number of shares so awarded will be determined by the Administrator. The Award may be granted independently or in lieu of a cash bonus.

5.4	Deferred Payments. The Administrator may authorize for the benefit of any Eligible Person the deferral of any payment of cash or shares that may become due or of cash otherwise payable under this Plan, and provide for accredited benefits thereon (such as the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares), at the election or at the request of such Participant, subject to the other terms of this Plan. Such deferral will be subject to such further conditions, restrictions or requirements as the Administrator may impose, subject to any then vested rights of Participants.

5.5	Cash Bonus Awards.

5.5.1	Performance Goals. The Administrator may establish a program of annual incentive awards that are payable in cash to Eligible Persons based upon the extent to which performance goals are met during the performance period. The performance goals may depend upon the performance of the Company on a consolidated, subsidiary division basis with reference to any one or combination of the business criteria (as such term is used in Section 5.2). In addition, the award may depend upon the Eligible Person’s individual performance.

5.5.2	Payment in Restricted Stock. In lieu of cash payment of an Award, the Administrator may require or allow all or a portion of the Award to be paid in the form of stock, Restricted Stock, an Option or other Award.

6.          Other Provisions.

6.1	Rights of Eligible Persons, Participants and Beneficiaries.

6.1.1	Employment Status. Status as an Eligible Person will not be construed as a commitment that any Award will be made under this Plan to an Eligible Person or to Eligible Persons generally.

6.1.2	No Employment Contract. Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) will confer upon any Eligible Person or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor will interfere in any way with the right of the Company to otherwise change such person’s compensation or other benefits or to terminate the employment or other service of such person, with or without cause. Nothing in this Section 6.1.2, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an Award Agreement.

6.1.3	Plan Not Funded. Awards payable under this Plan will be payable in shares or from the general assets of the Corporation, and (except for any reservation of shares by the Corporation pursuant to Section as provided in Section 1.4.4) no special or separate reserve, fund or deposit will be made to assure payment of such Awards. No Participant, Beneficiary or other person will have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right will be no greater than the right of any unsecured general creditor of the Company.

6.1.4	Charter Documents. The Articles of Incorporation and By-Laws of the Corporation, as either of them may be amended from time to time, may provide for additional restrictions and limitations with respect to the Common Stock (including additional restrictions and limitations on the transfer of shares). To the extent that these restrictions and limitations are greater than those set forth in this Plan or any Award Agreement, such restrictions and limitations shall apply to any shares of Common Stock acquired pursuant to the exercise of Awards and are incorporated herein by reference.

6.2	Effects of Termination of Employment; Termination of Subsidiary Status; Discretionary Provisions.

6.2.1	Options — Resignation or Dismissal. Unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 6.3, if the Participant’s employment by (or other service specified in the Award Agreement to) the Company terminates for any reason (the date of such termination being referred to as the

“Severance Date”) other than due to the Participant’s Retirement, Total Disability or death, or a termination by the Corporation or a Subsidiary “for cause” (as determined in the sole discretion of the Administrator, unless a written employment agreement by and between the Participant and the Corporation or a Subsidiary defines such term for purposes of the Participant’s employment and such agreement is in effect at the time of grant of the Award), the Participant will have until the date which is three months after the Participant’s Severance Date to exercise an Option to the extent that it is vested on the Severance Date. In the case of a termination by the Corporation or a Subsidiary “for cause” (as determined in the sole discretion of the Administrator, unless a written employment agreement by and between the Participant and the Corporation or a Subsidiary defines such term for purposes of the Participant’s employment and such agreement is in effect at the time of grant of the Award), the Option will terminate on the Participant’s Severance Date (whether or not vested and/or exercisable). In all cases, the Option, to the extent not vested on the Participant’s Severance Date, will terminate on that date.

6.2.2	Options — Death or Disability. Unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 6.3, if the Participant’s employment by (or specified service to) the Company terminates as a result of the Participant’s Total Disability or death, or the Participant suffers a Total Disability or dies within 30 days after a termination described in Section 6.2.1, the Participant, the Participant’s Personal Representative or the Participant’s Beneficiary, as the case may be, will have until the date which is twelve months after the Participant’s Severance Date to exercise an Option to the extent that it is vested on the Participant’s Severance Date. The Option, to the extent not vested on the Participant’s Severance Date, will terminate on that date.

6.2.3	Options — Retirement. Unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 6.3, if the Participant’s employment by (or specified service to) the Company terminates as a result of the Participant’s Retirement, the Participant, the Participant’s Personal Representative or the Participant’s Beneficiary, as the case may be, will have until the date which is twelve months after the Participant’s Severance Date to exercise an Option to the extent that it is vested on the Participant’s Severance Date. The Option, to the extent not vested on the Participant’s Severance Date, will terminate on that date.

6.2.4	Certain SARs. Any SAR granted concurrently or in tandem with an Option will have the same post-termination provisions and exercisability periods as the Option to which it relates, unless the Administrator otherwise provides.

6.2.5	Other Awards. The Administrator will establish in respect of each other Award granted hereunder the Participant’s rights and benefits (if any) if the Participant’s employment is terminated and in so doing may make distinctions based upon the cause of termination and the nature of the Award.

6.2.6	Administrator Discretion. Notwithstanding the foregoing provisions of this Section 6.2, in the event of, or in anticipation of, a termination of employment with the Company for any reason, other than discharge for cause, the Administrator may increase the portion of the Participant’s Award available to the Participant, or Participant’s Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of Section 1.6 and 6.3, extend the exercisability period upon such terms as the Administrator determines and expressly sets forth in or by amendment to the Award Agreement. If the Participant is not an employee or director of the Company and provides other services to the Company, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the Award otherwise provides) of whether the Participant continues to render services to the Company and the date, if any, upon which such services shall be deemed to have terminated.

6.2.7	Events Not Deemed Terminations of Service. Unless Company policy or the Administrator otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Company or the Administrator; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any employee of the Company on an approved leave of absence, continued vesting of the Award while on leave from the employ of the Company may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

6.2.8	Effect of Change of Subsidiary Status. For purposes of this Plan and any Award, if an entity ceases to be a Subsidiary of the Corporation a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company after giving effect to the Subsidiary’s change in status.

6.3	Adjustments; Acceleration.

6.3.1	Adjustments. The following provisions will apply if any extraordinary dividend or other extraordinary distribution occurs in respect of the Common Stock (whether in the form of cash, Common Stock, other securities, or other property), or any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction (or event in respect of the Common Stock) or a sale of substantially all the assets of the Corporation as an entirety occurs. The Administrator will, in such manner and to such extent (if any) as it deems appropriate and equitable

(a)	proportionately adjust any or all of (i) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (ii) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, (iii) the grant, purchase, or exercise price of any or all outstanding Awards, (iv) the securities, cash or other property deliverable upon exercise of any outstanding Awards, or (v) the performance standards appropriate to any outstanding Awards, or

(b)	in the case of an extraordinary dividend or other distribution, recapitalization, reclassification, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a cash payment or for the substitution or exchange of any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

The Administrator may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Options, Stock Appreciation Rights or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the Award. With respect to any award of an Incentive Stock Option, the Administrator may make such an adjustment that causes the option to cease to qualify as an Incentive Stock Option without the consent of the affected Participant.

In any of such events, the Administrator may take such action prior to such event to the extent that the Administrator deems the action necessary to permit the participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally. In the case of any stock split or reverse stock split, if no action is taken by the Administrator, the proportionate adjustments contemplated by clause (a) above shall nevertheless be made.

6.3.2	Automatic Acceleration of Awards. Upon a dissolution of the Corporation or other event described in Section 6.3 that the Corporation does not survive (or does not survive as a public company in respect of its Common Stock), then each then outstanding Option and Stock Appreciation Right shall become fully vested, all shares of Restricted Stock then outstanding shall fully vest free of restrictions, and each other Award granted under this Plan that is then outstanding shall become payable to the holder of such Award; provided that such acceleration provision shall not apply, unless otherwise expressly provided by the Administrator, with respect to any Award to the extent that the Administrator has made a provision for the substitution, assumption, exchange or other continuation or settlement of the Award, or the Award would otherwise continue in accordance with its terms, in the circumstances.

6.3.3	Possible Acceleration of Awards. Without limiting Section 6.3.2, in the event of a Change in Control Event, the Administrator may, in its discretion, provide that any outstanding Option or Stock Appreciation Right shall become fully vested, that any share of Restricted Stock then outstanding shall fully vest free of restrictions, and that any other Award granted under this Plan that is then outstanding shall be payable to the holder of such Award. The Administrator may take such action with respect to all Awards then outstanding or only with respect to certain specific Awards identified by the Administrator in the circumstances.

6.3.4	Early Termination of Awards. Any Award that has been accelerated as required or contemplated by Section 6.3.2 or 6.3.3 (or would have been so accelerated but for Section 6.3.5, 6.3.7, or 6.3.8) shall terminate upon the related event referred to in Section 6.3.2 or 6.3.3, as applicable, subject to any provision that has been expressly made by the Administrator, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other continuation or settlement of such Award and provided that, in the case of Options and Stock Appreciation Rights that will not survive, be substituted for, assumed, exchanged, or otherwise continued or settled in the transaction, the holder of such Award shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding Options and Stock Appreciation Rights in accordance with their terms before the termination of such Awards (except that in no case shall more than ten days’ notice of accelerated vesting and the impending termination be required and any acceleration may be made contingent upon the actual occurrence of the event).

6.3.5	Other Acceleration Rules. Any acceleration of awards pursuant to this Section 6.3 shall comply with applicable legal requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Administrator to occur a limited period of time not greater than 30 days before the event. Without limiting the generality of the foregoing, the Administrator may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an award if an event giving rise to an acceleration does not occur. The Administrator may override the provisions of Section 6.3.2, 6.3.3, 6.3.4 and/or 6.3.7 by express provision in the Award Agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Administrator may approve. The portion of any Incentive Stock Option accelerated in connection with a Change in Control Event or any other action permitted hereunder shall remain exercisable as an Incentive Stock Option only to the extent the applicable $100,000 limitation on Incentive Stock Options is not exceeded. To the extent exceeded, the accelerated portion of the option shall be exercisable as a Nonqualified Stock Option under the Code.

6.3.6	Possible Rescission of Acceleration. If the vesting of an Award has been accelerated expressly in anticipation of an event or upon stockholder approval of an event and the Administrator later determines that the event will not occur, the Administrator may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested Awards.

6.3.7	Golden Parachute Limitations. Notwithstanding anything else contained in this Section 6.3 to the contrary, in no event shall an Award be accelerated under this Plan to an extent or in a manner which would not be fully deductible by the Company for federal income tax purposes because of Section 280G of the Code, nor shall any payment hereunder be accelerated to the extent any portion of such accelerated payment would not be deductible by the Company because of Section 280G of the Code. If a Participant would be entitled to benefits or payments hereunder and under any other plan or program that would constitute “parachute payments” as defined in Section 280G of the Code, then the Participant may by written notice to the Company designate the order in which such parachute payments will be reduced or modified so that the Company is not denied federal income tax deductions for any “parachute payments” because of Section 280G of the Code. Notwithstanding the foregoing, if a Participant is a party to an employment or other agreement with the Company, or is a participant in a severance program sponsored by the Company, that contains express provisions regarding Section 280G and/or Section 4999 of the Code (or any similar successor provision), the Section 280G and/or Section 4999 provisions of such employment or other agreement or plan, as applicable, shall control as to any Awards held by the Participant (for example, and without limitation, a Participant may be a party to an employment agreement with the Company that provides for a “gross-up” as opposed to a “cut-back” in the event that the Section 280G thresholds are reached or exceeded in connection with a change in control and, in such event, the Section 280G and/or Section 4999 provisions of such employment agreement shall control as to any Awards held by the Participant).

6.3.8	Section 162(m) Limitations. To the extent limited by Section 162(m) of the Code in the case of an Award intended as performance-based compensation thereunder and necessary to assure the deductibility of the compensation payable under the Award, the Administrator shall have no discretion under this Plan (a) to increase the amount of compensation or the number of shares that would otherwise be due upon the attainment of the applicable performance target or the exercise of the Option or Stock Appreciation Right, or (b) to waive the achievement of any applicable performance goal as a condition to receiving a benefit or right under the Award.

6.4	Compliance with Laws. This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock, and/or the payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

6.5	Tax Withholding. Upon any exercise, vesting, or payment of any Award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to:

(a)	require the Participant (or the Participant’s Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Company may be required to withhold with respect to such award event or payment; or

(b)	deduct from any amount otherwise payable in cash to the Participant (or the Participant’s Personal Representative or Beneficiary, as the case may be) the minimum amount of any taxes which the Company may be required to withhold with respect to such cash payment.

In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Administrator may in its sole discretion (subject to Section 6.4) grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law.

6.6	Plan Amendment, Termination and Suspension.

6.6.1	Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Administrator will retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

6.6.2	Stockholder Approval. To the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

6.6.3	Amendments to Awards. Without limiting any other express authority of the Administrator under but subject to the express limits of this Plan and further subject to Section 6.6.5, the Administrator by agreement or resolution may waive conditions of or limitations on Awards to Eligible Persons that the Administrator in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Participant, the Participant’s rights and benefits under an Award.

6.6.4	Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change of or affecting any outstanding Award will, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 6.3 will not be deemed to constitute changes or amendments for purposes of this Section 6.6.

6.6.5	Stockholder Approval Required for a Repricing. Subject to Section 6.6.4, the Administrator may adjust the number of shares of Common Stock subject to any Award and/or adjust the price of any or all outstanding Awards in such circumstances as the Administrator may deem appropriate; provided that in no case (except due to an adjustment contemplated by Section 6.3 or any repricing that may be approved by stockholders) shall such an adjustment constitute a repricing (by amendment, cancellation and regrant, exchange or other means) of the per share exercise or base price of any Option or Stock Appreciation Right to a price that is less than the Fair Market Value of a share of Common Stock on the date of the grant of the initial award.

6.7	Privileges of Stock Ownership. Except as otherwise expressly authorized by the Administrator or this Plan, a Participant will not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

6.8	Effective Date of the Plan. This Plan is effective upon its approval by the Board (the “Effective Date”), subject to approval by the stockholders of the Corporation within twelve months after the date of such Board approval.

6.9	Term of the Plan. Unless earlier terminated by the Board, this Plan will terminate at the close of business on the day before the tenth anniversary of the Effective Date (the “Termination Date”) and no Awards may be granted under this Plan after that date. Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the termination date may extend beyond such date, and all authority of the Administrator with respect to Awards hereunder, including the authority to amend an Award, will continue during any suspension of this Plan and in respect of Awards outstanding on the termination date.

6.10	Governing Law/ Construction/ Severability.

6.10.1	Choice of Law. This Plan, the Awards, all documents evidencing Awards and all other related documents will be governed by, and construed in accordance with, the laws of the state of Delaware.

6.10.2	Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan will continue in effect.

6.10.3	Plan Construction.

(a)	Rule 16b-3. It is the intent of the Corporation that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Corporation shall have no liability to any Participant or other person for Section 16 consequences of Awards or events under Awards if an Award or event does not so qualify.

(b)	Section 162(m). Awards under Section 5.2 to persons described in Section 5.2.1 that are either granted or become vested, exercisable or payable based on attainment of one or more performance goals related to the Business Criteria, as well as Qualifying Options and Qualifying SARs granted to persons described in Section 5.2.1, that are approved by a committee composed solely of two or more outside directors of the Corporation (as this requirement is applied under Section 162(m) of the Code) shall be deemed to be intended as performance-based compensation within the meaning of Section 162(m) of the Code unless such committee provides otherwise at the time of grant of the Award.

6.11	Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings will not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

6.12	Non-Exclusivity of Plan. Nothing in this Plan will limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

6.13	No Corporate Action Restriction. The existence of this Plan, the Award Agreements and the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any subsidiary, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any subsidiary, (d) any dissolution or liquidation of the Corporation or any subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any subsidiary, or (f) any other corporate act or proceeding by the Corporation or any subsidiary. No Participant, Beneficiary or any other person shall have any claim under any Award or Award Agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any subsidiary, as a result of any such action.

6.14	Other Company Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award made pursuant to this Plan shall not be deemed a part of a Participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Company or its subsidiaries.

6.15	Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation. Awards may be granted to Eligible Persons under this Plan in substitution for or in connection with an assumption of stock options, stock appreciation rights, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Company, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Company in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan.

7.          Definitions.

“Award” means an award of any Option, Stock Appreciation Right, Restricted Stock, Stock Bonus, Stock Unit, performance share award, dividend equivalent or deferred payment right or other right or security that would constitute a “derivative security” under Rule 16a-1(c) of the Exchange Act, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

“Award Agreement” means any writing setting forth the terms of an Award that has been authorized by the Administrator.

“Award Date” means the date upon which the Administrator took the action granting an Award or such later date as the Administrator designates as the Award Date at the time of the Award.

“Beneficiary” means the person, persons, trust or trusts designated by a Participant, or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan if the Participant dies, and means the Participant’s executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

“Board” means the Board of Directors of the Corporation.

“Change in Control Event” means any of the following:

(a)	The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (1) the then-

outstanding shares of common stock of the Corporation (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then-outstanding voting securities of the Corporation entitled to vote generally in the election of directors of the Corporation (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this definition, the following acquisitions shall not constitute a Change in Control Event; (A) any acquisition directly from the Corporation, (B) any acquisition by the Corporation, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any affiliate of the Corporation or a successor, or (D) any acquisition by any entity pursuant to a transaction that complies with clauses (c)(1), (2) and (3) below;

(b)	Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director of the Corporation subsequent to the Effective Date whose election, or nomination for election by the Corporation’s stockholders, was approved by a vote of at least three-fourths of the directors of the Corporation then comprising the Incumbent Board (including for these purposes, the new members whose election or nomination was so approved, without counting the member and his predecessor twice) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors of the Corporation or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c)	Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Corporation or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Corporation, or the acquisition of assets or stock of another entity by the Corporation or any of its Subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (1) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then- outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Corporation or all or substantially all of the Corporation’s assets directly or through one or more subsidiaries (a “Parent”)) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding any entity resulting from such Business Combination or a Parent or any employee benefit plan (or related trust) of the Corporation or such entity resulting from such Business Combination or Parent) beneficially owns, directly or indirectly, 30% or more of, respectively, the then-outstanding shares of common stock of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity, except to the extent that the ownership in excess of 30% existed prior to the Business Combination, and (3) at least a majority of the members of the board of directors or trustees of the entity resulting from such Business Combination or a Parent were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(d)	Approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation other than in the context of a transaction that does not constitute a Change in Control Event under clause (c) above.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the Common Stock of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 6.3 of this Plan.

“Company” means, collectively, the Corporation and its Subsidiaries.

“Corporation” means Corinthian Colleges, Inc., a Delaware corporation, and its successors.

“Eligible Employee” means an officer (whether or not a director) or employee of the Company.

“Eligible Person” means an Eligible Employee, or any Other Eligible Person, as determined by the Administrator.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” on any date means (a) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (b) if the stock is not listed or admitted to trade on a national securities exchange, the last/closing price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. (“NASD”) through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (c) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or (d) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Administrator at such time for purposes of this Plan. Any determination as to fair market value made pursuant to this Plan shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse, and shall be conclusive and binding on all persons. The Administrator may, however, provide with respect to one or more Awards that the Fair Market Value shall equal the last closing price of a share of Common Stock as reported on the composite tape for securities listed on a national securities exchange or as furnished by the NASD and available on the date in question or the average of the high and low prices of a share of Common Stock as reported on the composite tape for securities listed on a national securities exchange or as furnished by the NASD for the date in question or the most recent trading day. The Administrator also may adopt a different methodology for determining Fair Market Value with respect to one or more Awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular Award(s) (for example, and without limitation, the Administrator may provide that Fair Market Value for purposes of one or more Awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

“Incentive Stock Option” means an Option that is designated and intended as an incentive stock option within the meaning of Section 422 of the Code, the award of that contains such provisions (including but not limited to the receipt of stockholder approval of this Plan, if the award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

“Nonqualified Stock Option” means an Option that is designated as a Nonqualified Stock Option and will include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option will be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

“Non-Employee Director” means a member of the Board of Directors of the Corporation who is not an officer or employee of the Company.

“Option” means an option to purchase Common Stock granted under this Plan. The Administrator will designate any Option granted to an Eligible Person as a Nonqualified Stock Option or an Incentive Stock Option.

“Other Eligible Person” means any individual consultant or advisor or agent who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction) to the Company or any Non-Employee Director, and who (to the extent provided in the next sentence) is selected to participate in this Plan by the Administrator. A person who is neither an employee, officer, nor director who provides bona fide services to the Company may be selected as an Other Eligible Person only if such person’s participation in this Plan would not adversely affect (a) the Corporation’s eligibility to use Form S-8 to register under the Securities Act, the offering of shares issuable under this Plan by the Company, or (b) the Corporation’s compliance with any other applicable laws.

“Participant” means an Eligible Person who has been granted an Award under this Plan.

“Performance Share Award” means an Award of a right to receive shares of Common Stock under Section 5.1, or to receive shares of Common Stock or other compensation (including cash) under Section 5.2, the issuance or payment of which is contingent upon, among other conditions, the attainment of performance objectives specified by the Administrator.

“Personal Representative” means the person or persons who, upon the disability or incompetence of a Participant, has acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan by virtue of having become the legal representative of the Participant.

“Plan” means this Corinthian Colleges, Inc. 2003 Performance Award Plan, as it may hereafter be amended from time to time.

“QDRO” means a qualified domestic relations order.

“Restricted Shares” or “Restricted Stock” means shares of Common Stock awarded to a Participant under this Plan, subject to payment of such consideration, if any, and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, for so long as such shares remain unvested under the terms of the applicable Award Agreement.

“Retirement” means retirement with the consent of the Company or, from active service as an employee or officer of the Company on or after attaining (a) age 55 with ten or more years of employment with the Company, or (b) age 65.

“Rule 16b-3” means Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.

“Section 16 Person” means a person subject to Section 16(a) of the Exchange Act.

“Section 162(m)” means Section 162(m) of the Code and the regulations promulgated thereunder.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Stock Appreciation Right” or “SAR” means a right authorized under this Plan to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Common Stock.

“Stock Bonus” means an Award of shares of Common Stock granted under this Plan for no consideration other than past services and without restriction other than such transfer or other restrictions as the Administrator may deem advisable to assure compliance with law.

“Stock Unit” means a bookkeeping entry which serves as a unit of measurement relative to a share of Common Stock for purposes of determining the payment, in Common Stock or cash, of an Award, including a deferred benefit or right under this Plan. Stock Units are not outstanding shares and do not entitle a Participant to any dividend, voting or other rights in respect of any Common Stock represented thereby or acquirable thereunder. Stock Units, may, however, by express provision in the applicable Award Agreement, entitle a Participant to dividend equivalent rights, as determined by the Administrator.

“Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

“Total Disability” means a “total and permanent disability” within the meaning of Section 22(e)(3) of the Code and, with respect to Awards other than Incentive Stock Options, such other disabilities, infirmities, afflictions, or conditions as the Administrator may include.

[FRONT OF PROXY CARD]

CORINTHIAN COLLEGES, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF THE COMPANY FOR ANNUAL MEETING, NOVEMBER 20, 2003

          The undersigned, a stockholder of CORINTHIAN COLLEGES, INC., a Delaware corporation (the “Company”), acknowledges receipt of a copy of the Notice of Annual Meeting of Stockholders, the accompanying Proxy Statement and a copy of the Company’s Annual Report for the fiscal year ended June 30, 2003; and, revoking any proxy previously given, hereby constitutes and appoints Dennis N. Beal and Dennis L. Devereux and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to vote the shares of Common Stock of the Company standing in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the DoubleTree Club Hotel, California Ballroom, 7 Hutton Centre Drive, Santa Ana, California 92707 on November 20, 2003 at 10:00 a.m. California time, and at any adjournment thereof, on all matters coming before said meeting.

     The Board of Directors recommends a vote FOR Items 1, 2, 3 and 4.

1.	Nominees for a three-year term as a Class II director of the Company’s Board of Directors:

Paul R. St. Pierre
☐	For this nominee
☐	Withhold authority to vote for this nominee

Linda Arey Skladany
☐	For this nominee
☐	Withhold authority to vote for this nominee

2.	Approval of the proposed Amendment and Restatement of the Company’s Certificate of Incorporation.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	Approval of the Company’s 2003 Performance Award Plan.

FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	Ratification of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending June 30, 2003.

FOR ☐	AGAINST ☐	ABSTAIN ☐

5.	In their discretion, upon any other matters as may properly come before the meeting or at any adjournment thereof.

(continued and to be signed on other side)

[BACK OF PROXY CARD]

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4. IF ANY NOMINEE BECOMES UNAVAILABLE FOR ANY REASON, THE PERSONS NAMED AS PROXIES SHALL VOTE FOR THE ELECTION OF SUCH OTHER PERSON AS THE BOARD OF DIRECTORS MAY PROPOSE TO REPLACE SUCH NOMINEE.

Dated	, 2003

Signature of Stockholder

Dated	, 2003

Signature of Stockholder

(This Proxy must be signed exactly as your name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the shares are held in joint name, either person may sign this Proxy. If the shareholder is a corporation, a duly authorized officer should sign on behalf of the corporation and should indicate his or her title.)

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.